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                                                              Trust No. 111174-2

CLOSED-END INVESTMENT TRUST AGREEMENT ENTERED INTO BY THE FIRST PARTY RODRIGO TREVINO MUGUERZA IN HIS CAPACITY AS TRUSTOR - TRUSTEE AND THE OTHER PARTY BANCO NACIONAL DE MEXICO, S.A., MEMBER OF THE BANAMEX FINANCIAL GROUP FIDUCIARY DIVISION, REPRESENTED IN THIS ACT BY MARIA DE LOS ANGELES MONETMAYOR GARZA AND ELVA NELLY WING TREVINO AS FIDUCIARY, IN ACCORDANCE WITH THE FOLLOWING DECLARATIONS AND SECTIONS:

                                  DECLARATIONS:

I. The Trustor - Trustee, sworn to tell the truth, declares individually and directly that:

(a) he is a physical person (i) whose personal information is stated in the document that is attached to this Agreement as Appendix A; (ii) with full legal capacity to enter into agreements and bind himself under the terms and conditions of this Agreement; (iii) with full powers to encumber the property in question herein, and (iv) that he is married under the terms stated on the respective signatures page of this Agreement so that if necessary his spouse can give her consent to enter into this Agreement under the terms provided in the signature pages hereof;

(b) it is his will to enter into this Agreement and place in trust the Initial Contribution as well as all other Contributions which may become necessary for the fulfillment of the Purposes of the Trust as set forth in Section Four of this Agreement;

(c) he manifests that the property and rights placed in this Trust for the purposes stipulated in this agreement are of lawful origin and moreover he undertakes to provide to the Fiduciary any information that may be required of him for the purpose of compliance with the stipulations of article 115 of the Law of Credit Institutions and any and all other regulatory provisions and internal policies of the Banco Nacional de Mexico, S.A., a member of the Banamex Financial Group;

(d) it is his will to name Banco Nacional de Mexico, S.A., Banamex Financial Group, as Fiduciary, to instruct and to authorize it to act in accordance with the instructions received in writing from the Technical Committee; and

(e) he understands and agrees that (i) this Agreement does not have any legal force until the Fiduciary, the Trustor - Trustee, and also Trustors - Trustees who may become parties hereto, and if necessary, their respective spouses, have given their consent by autographic signatures on the signature pages of this Agreement and (ii) the only parties to this Agreement shall be Trustors - Trustees who authorize the Technical Committee to become party to this agreement, who at the time of their becoming a party should be executives or persons who provide a service to Grupo Cemex and under no circumstances shall third parties be permitted to become members.

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II. The Fiduciary, sworn to tell the truth, declares that:

(a) it is a corporation duly formed and legally existing pursuant to the laws of Mexico and that it is authorized to be formed and to operate as a multiple banking institution;

(b) it accepts its designation as Fiduciary, and agrees to take whatever actions may be necessary to fulfill the purposes of the Trust in accordance with the instructions it receives from the Technical Committee, and

(c) its representatives possess all the powers and authority necessary to enter into this Agreement in representation of the Fiduciary, and that said powers and authority have not been revoked or limited in any way.

Based on the above Declarations, the parties to this Agreement agree to execute and submit to the provisions of the following:

                                    SECTIONS:

One.- Definitions. The terms used with initial capital letters in this Agreement shall have the meanings shown below:

     "Contributions" means the Initial Contributions and any and all other amounts of money in Dollars that the Member Trustors place in trust by deposit in the Trust Account, under the terms set forth in Section Two and Section Ten of this Agreement.

          "Initial Contributions" means the amounts of money in Dollars that both the Trustor as well as the Member Trustors place in trust on the Closing Date by deposit in the Trust Account under the terms set forth in Section Two of this Agreement.

          "Agreement" means this Closed-End Investment Trust Agreement.

          "CSC's" means (i) the Common Stock Certificates of Cemex, S.A. de C.V. that are purchased in accordance with the instructions made in that regard by the Technical Committee; or (ii) any other securities issued in substitution of, or exchangeable for, said Common Stock Certificates and which are backed by or are representative shares of the capital stock of Cemex, S.A. de C.V.

          "Purchased CSC's" shall have the meaning that is set forth in subsection (a) number 5 paragraph (i) of Section Five of this Agreement.

          "Technical Committee" means the Technical Committee of this Trust, formed under the terms and conditions of Section Nine of this Agreement.

          "Stock Brokerage Agreement" means the stock brokerage agreement that the Fiduciary shall enter into with the Stock Broker, in accordance with the

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          Brokerage Agreement Instruction, under the terms and conditions of the provisions of subsection (a) number 6 of Section Five of this Agreement.

          "Option Agreement" means the CSC purchase option agreement planned to be attached to this Agreement as Appendix B, by virtue of which the Fiduciary shall have the right to purchase the CSC's of any third party with whom it is instructed to enter into the Option Agreement, under the terms indicated by the Technical Committee.

          "Trust Account" means the account in CITIBANK NEW YORK, in which the Trustor and the Member Trustors shall make their deposits in American Dollars in accordance with the following details: ABA No. 02100089 or Swift Code CITIUS33 maintained as an agent of the Fiduciary, Citibank, N.A., 111 Wall Street 21st Floor, New York, New York, 10143, Beneficiary Bank: BNMXMXMM SWIFT CODE) BANCO NACIONAL DE MEXICO, S.A. (BANAMEX); Beneficiary Customer: Account 0525 9527092, FIDICUIARY DIVISION, Detail of payment: FFC* Agreement #111174-2.

          "Securities Account" means account number 6908 (six thousand nine hundred eight) in Indeval maintained by the Fiduciary on the Closing Date.

          "Purchase Rights" means the right to purchase the CSC's under the terms set forth in the Option Agreement.

         "Business Day" means any day (excluding Saturdays and Sundays) in which the credit institutions in Mexico City, Federal District, and in New York City, New York, USA, are open to the public, and are not authorized or required to close by law, regulation, decree or any other provision issued by competent authority.

          "Dollars" means the legal currency of the United States of America.

          "Closing Date" means the date on which the Fiduciary, the Trustor, and each and every one of the Member Trustors, and if necessary, their respective spouses, have given their consent to enter into this Agreement by autographic signature on the signature page hereof.

          "Exercise Date" means each date in which the Fiduciary is empowered to exercise the Purchase Rights in accordance with the provisions of Section Twelve herein.

          "Trust" means the Trust formed under the terms and conditions of this Agreement.

          "Trustor - Trustee" means Mr. Rodrigo Trevino Muguerza.

          "Member Trustor - Trustee" means any person who upon authorization by the Technical Committee becomes a party to this Trust Agreement, understanding the terms and conditions hereof and making their own all the rights and obligations arising herefrom. At the time of becoming members said persons should be executives or persons providing services to Grupo Cemex, and should also sign the Membership Card which is attached hereto as Appendix C.

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          "Trustors - Trustees" means all physical persons who through their initial contributions become parties to this agreement and therefore acquire such capacity and make their own the rights and obligations set forth herein, together with the Trustor - Trustee.

          "Fiduciary" means Banco Nacional de Mexico, S.A., member of the Banamex Financial Group, Fiduciary Division.

          "Purposes of the Trust" means collectively the purposes that are set forth in Section Five of this Agreement.

          "Indeval" means S.D. Indeval, S.A. de C.V., institution for Securities Deposits.

          "Instruction for entering into the Brokerage Agreement" shall have the meaning set forth in subsection (a) number 6 of Section Five of this Agreement.

          "Instruction for entering into the Option Agreement" shall have the meaning set forth in subsection (a) number 2 of Section Five of this Agreement.

          "Exercise Instruction" shall have the meaning set forth in subsection
          (b) number 6 of Section Nine of this Agreement.

          "CSC's Delivery Instruction" means the instruction that both the Trustor and each Member Trustor includes in an Exercise Notice for following the procedure provided in subsection (a) number 1 of Section Twelve of this Agreement.

          "Investment Instruction" shall have the meaning set forth in subsection (b) number 5 of Section Nine of this Agreement.

          "Modification Instruction" shall have the meaning set forth in subsection (a) number 2 of Section Five of this Agreement.

          "Payment Instruction" shall have the meaning set forth in subsection
          (a) number 3 of Section Five of this Agreement.

          "CSC's Sale Instruction" means the instruction that both the Trustor and each Member Trustor includes in an Exercise Notice for following the procedure provided in subsection (a) number 2 of Section Twelve of this Agreement.

          "Stock Broker" means the exchange house with whom the Fiduciary enters into the Stock Brokerage Agreement.

          "Mexico" means the United Mexican States.

          "Exercise Notice" shall have the meaning set forth in subsection (a) of Section Twelve of this Agreement.

          "Liquidation Notice" shall have the meaning set forth in Section Seven of this Agreement.

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          "Trust Assets" means collectively (i) the Initial Contribution; (ii)
          any and all of the Contributions of the Member Trustors that are deposited in the Trust Account; (iii) the Purchase Rights and all other rights of the Fiduciary according to the Option Agreement; and
          (iv) the Purchased CSC's and the proceeds of the sale of the Purchased CSC's up to the time in which they are distributed to the Trustor and/or the Member Trustors in accordance with the provisions of this Contract.

          "Internal Policies" shall have the meaning set forth in subsection (m) of Section Twenty-Three of this Agreement.

          "Exercise Price" means the price at which the Fiduciary has the right to purchase the CSC's according to the Option Agreement.

          "Premium" means the premium payable in Dollars by the Fiduciary to the corresponding third party for the Purchase Rights in accordance with the Option Agreement.

          "Initial Contributions Ratio" means the ratio reflected by the individual Initial Contributions of each of the Trustors - Trustees to be maintained by the Fiduciary and the Technical Committee.

          "Beneficiaries Ratio" shall have the meaning set forth in Section Eight of this Agreement.

Two.- Formation of the Trust. The Trustor - Trustee in this act forms the Revocable Closed-End Investment Trust. For this purpose the Trustor - Trustee deposits the Initial Contribution of US$ 1,472,976.70 Dollars (ONE MILLION FOUR HUNDRED SEVENTY-TWO THOUSAND NINE HUNDRED SEVENTY-SIX DOLLARS 70/100 DOLLARS U.S.) by transfer to the Trust Account. Subsequently, the Member Trustors - Trustees shall deposit in the same Trust Account the corresponding amounts in the proportions indicated in the Initial Contributions Ratio, in compliance with the Purposes of the Trust, and shall also deposit in the Trust Account the additional Contributions required in accordance with the provisions of Section Twelve of this Agreement.

The Trust assets, upon authorization by the Technical Committee and the Fiduciary, may be increased subsequent to their signing, with cash and/or securities, by the initial and/or additional contributions made by the Trustors
- Trustees.

The Fiduciary shall confirm with the Technical Committee [the] amounts received as Initial Contributions in the Trust Account no later than 2 (two) Business Days after the date in which the total amount of the Initial Contributions are duly deposited in the Trust Account.

The parties understand that the Trust Assets are transferred to the Fiduciary in compliance with the Purposes of the Trust. The Fiduciary does not assume, and in this act is released from any liability or obligation, express or implied, with respect to the authenticity, ownership or legitimacy of the Trust Assets.

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Three.- Trust Assets. The assets of this Trust agreement shall be comprised of the following property:

     i)    the initial contribution made by the Trustor - Trustee in this act;

     ii) the additional contributions that increase the assets from Initial Contributions of the Member Trustors - Trustees;

     iii) by the purchase rights [exercised and] recorded on behalf of one of the Trustors - Trustees, under the terms and conditions of this agreement.

     iv)   by the interest earned on existing investments in the trust assets;

     v) by the securities that are purchased in compliance with the purposes of this agreement.

Four.- Parties to the Trust. The parties to this Agreement are:

     (i)   the Trustor - Trustee, Rodrigo Trevino Muguerza

     (ii) the other Trustors - Trustees who upon authorization by the Technical Committee become parties to this agreement and whose membership shall be announced in writing to the Fiduciary by separate instruction, and

     (iii) the Fiduciary, Banco Nacional de Mexico, S.A., member of the Banamex Financial Group, Fiduciary Division.

Any physical person, upon authorization in writing by the Technical Committee, and who knows the terms and conditions hereof and makes their own all the rights and obligations arising herefrom, may become a party to this Agreement. At the time of becoming parties hereto, said persons should be executives or persons who provide services to the Cemex Group and also sign the Membership Card attached hereto as Appendix C.

Five.- Purposes of the Trust.

a) The Trustor - Trustee in this act instructs and authorizes the Fiduciary to take any acts or measures which may be necessary for compliance with the following Purposes of the Trust:

1. the receipt and disposal of the Contributions and the Purchased CSC's in the Trust Account and the Securities Account, if any, in accordance with the written instructions received by the Fiduciary from the Technical Committee, under the terms and conditions of the provisions in number 5 of this Section and Section Twelve below;

2. entering into the Option Agreement substantially under the terms and conditions of the plan attached to this Agreement as Appendix B, but in all instances in accordance with the instructions and under the terms and conditions indicated in writing by the Technical Committee, using for such purpose the instruction form attached to this Agreement as Appendix D (the "Option Agreement Instruction"), as well as signing amendments to the Option Agreement indicated in writing by the Technical Committee, using for such purpose the instruction form that is attached as Appendix E (each one of said instructions, an "Amendment Instruction");

3. payment of the Premium, under the terms and conditions provided or which may be provided in the Option Agreement by disposal of the Initial Contributions deposited in the Trust Account, in accordance with the instructions stated in writing by the

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4. [sic] Technical Committee, using for such purpose the instruction form attached to this Agreement as Appendix F (the "Payment Instruction");

5. the exercise of the Purchase Rights in accordance with the provisions of Section Twelve of this Contract, exclusively in the instances and in accordance with the instructions received in writing from the Technical Committee, and only to the degree in which the Fiduciary has received in the Trust Account the additional Contributions necessary to cover the costs, commissions and other expenses corresponding, directly or indirectly, to the exercise of said Purchase Rights and, if necessary, the Exercise Price, in accordance with the provisions of number 5 below;

6. in the terms and conditions indicated in writing by the Technical Committee in accordance with the provisions of Section Twelve of this Agreement, the receipt and custody of the Purchased CSC's in the Securities Account;

               (i) subject to the provisions of subsection (d) of Section Twelve of this Agreement, the distribution of the Purchased CSC's to the Trustor - Trustee and to the Member Trustors - Trustees as applicable, only to the extent that the Fiduciary has received the additional Contributions necessary to cover the corresponding Exercise Price, expenses, commissions and other costs arising from the receipt and deposit of the Purchased CSC's; and/or

               (ii) subject to the provisions in subsection (d) of Section
                    Twelve of this Agreement, allocate the proceeds from the sale of the Purchased CSC's through the Stock Broker and the distribution of the proceeds of said sale to : (1) One, payment of the corresponding Exercise Price to the legally corresponding third party in accordance with the Option Agreement; (2) Two, cover the expenses, commissions and other costs arising or that may arise from receipt and sale of the Purchased CSC's; and (3) the remainder, if any, for deposit in the account of the Trustor - Trustee and/or of the Member Trustors - Trustees indicated by the Technical Committee for such purpose in the respective Exercise Instruction.

6. [sic] entering into the Stock Brokerage Agreement under the terms and conditions indicated by the Technical Committee in writing, using for such purpose the instruction form attached to this Agreement as Appendix G (the "Brokerage Agreement Instruction").

7. the investment, exclusively through the treasury of Banco Nacional de Mexico, S.A., member of the Banamex Financial Group, of the liquid assets in Dollars comprising the Trust Assets and which are deposited in the Trust Account, in readily convertible instruments denominated in Dollars as indicated by the Technical Committee in the respective Investment Instruction or Instructions, with the understanding that
         (i) in no case shall it be invested, directly or indirectly, in other trusts or in commercial paper without [a] bank guarantee and (ii) only amounts not less than US$ 100,000.00 dollars (One Hundred Thousand Dollars 00/100) or more in immediately available funds, shall be invested no later than 10:00 a.m. (Mexico City time);

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     8.    once the expenses arising from this Contract have been deducted, including without limitation the Trustee's fees and expenses, the Trust Assets will be returned and/or distributed to the Trustor-Beneficiary and/or to the Concurrent Trustors-Beneficiaries, under the terms and ratios indicated by the Technical Committee in the Notice of Liquidation.

     (b) The Trustee shall record in his own accounting as well as under separate accounting the activities in the Trust Account, the Securities Account, and keep those records and the Record of Initial Contributions at the Trustee's registered address as indicated in the appropriate signature page of this Contract, available to the Technical Committee and to the Trustors-Beneficiaries.

     (c) The Trustor-Beneficiary and/or the Concurrent Trustors-Beneficiaries specifically accept and acknowledge that the Trustee will only be obligated to proceed pursuant to the instructions received by the Trustee in writing from the Technical Committee, in the manner and under the terms expressly provided for in this Contract.

     (d) The Trustee shall open and keep an individualized record of (i) Initial Contributions and other Contributions from the Trustors-Beneficiaries that are deposited in the Trust Account and (ii) of the distributions made by the Trustee from the Trust Account and from the Securities Account to them under instructions from the Technical Committee.

     (e) The Trustee shall maintain the Record of Beneficiaries and a record of Trustors-Beneficiaries, establishing therein (i) the interest of each one of the Trustors-Beneficiaries in the Trust Assets, including without limitation Purchase Rights; (ii) the provisions of the Trust Assets pertaining to the contributions from each of the Trustors-Beneficiaries, made by the Trustee under instructions from the Technical Committee, either for payment of the Premium, Price for Fiscal Year or any other reason; and
     (iii) the number of CPOs acquired which, if applicable, may pertain to each of the Trustors-Beneficiaries.

     Six.- Investment of Assets. The Trustee shall invest the Trust Assets pursuant to the express and written instructions received from the Technical Committee by the Trustee.

     When the Trustee does not receive instructions for handling the investment from the Technical Committee at least 24-hours ahead of time, the Trustee shall invest the Trust Assets pursuant to the following: (i) maximum term of investment shall be 7 days; (ii) investments will be made in the currency that the liquid resources are designated in; (iii) in all cases where the Trustee performs investment transactions, the actual treasury of the Banco Nacional de Mexico, S.A., part of the Grupo Financiero Banamex, will act as the other party, and (iv) the Trustee shall carry out the investments in the securities and at the rates available in the market at the time of the investment, pursuant to applicable terms of time and amounts and pursuant to provisions in Section five, paragraph a), number 7 of this Contract, either in local currency or in Dollars in the order established below, with the understanding that provisions in this paragraph shall be deemed by the parties as a permanent instruction during the time the Trustee does not receive written instructions from the Technical Committee for purposes of investing the trust assets:

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     Pesos (Local Currency)
     (1) Liabilities under Banco Nacional de Mexico, S.A., part of the Grupo Financiero Banamex;
     (2) Instruments of banking debt, either directly or as repurchase agreement;
     (3) Securities under the Federal Government, either directly or as repurchase agreement.

     U.S. Dollars
     (1) Liabilities under Banamex, Citigroup, Inc. or any of their subsidiaries, stated in US Dollars.

Seven.- Life of the Contract. This Contract shall be deemed as expired when all expenses arising therefrom have been covered, including without limitation the Trustee's fees and expenses, for any of the following reasons: (i) for complying with the Purposes of the Trust; (ii) return and/or distribution of the Trust Assets to the Trustors-Beneficiaries, pursuant to instructions submitted by the Technical Committee to the Trustee in the notification format terms attached to this Contract as Appendix H (the "Notice of Liquidation"), (iii) the Trustee's resignation under the terms provided in Section twenty-three of this Contract;
(iv) express and written revocation on the part of the Trustors-Beneficiaries; or (v) for the reasons provided in Article 392 of the General Law on Negotiable Instruments and Credit Transactions; but in any case, in term not to exceed thirty (30) years, starting from the Date of Closing.

Eight.- Beneficiaries in the event of Death. Each of the Trustors-Beneficiaries shall designate the person or persons identified in Appendix I of this Contract (the "Record of Beneficiaries"), as his/her beneficiaries in the event of death. The Technical Committee will be responsible for updating the Record of Beneficiaries pursuant to the instructions received in writing from the Trustors-Beneficiaries. The Trustors-Beneficiaries expressly acknowledge that in all matters pertaining to the Record of Beneficiaries the Trustee's responsibility is in any case limited to complying with instructions received in writing from the Technical Committee.

Nine.- Technical Committee. (a) Pursuant to provisions in paragraph three, article 80, Lending Institutions Act, the Trustor-Beneficiary hereby sits as a Technical Committee (the "Technical Committee") consisting of three full members and six alternate members, and any of the alternates may equally serve as substitute for any of the full members, pursuant to the following:

1. The Technical Committee will meet as often as necessary and no formal meeting will be required; for this purpose a written communication shall suffice, signed by three of the members, one of which must be a full member, clearly stating the agreements and decisions made for purposes of their being deemed valid;

2. A hand-signed copy of said written communication, duly signed by the appropriate parties, shall be delivered to the Trustee, with specific instructions as may be pertinent;

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3. the Trustee and those advisors deemed appropriate by the Technical Committee may attend the actual meetings of the Technical Committee, with the awareness that they will have a voice but no vote;

4. in the event of resignation, disability, removal, death or any other situation resulting in the definitive absence of any of the Technical Committee's full or alternate members, the Technical Committee itself shall designate at the appropriate time the successor or successors required for purposes of maintaining at all times a minimum of three full and six alternate members. The Chairman of the Technical Committee shall be responsible for notifying the Trustee in writing as to the name, personal information and signature samples of all its members; and

5. the position of Technical Committee member will be honorary.

(b) The Technical Committee shall have the following powers:

1. can open and maintain an individualized record of (i) the Initial Contributions and other Contributions from the Trustors-Beneficiaries; and (ii) of the distributions made by the Trustee from the Trust Account and from the Securities Account to the Trustors-Beneficiaries under instructions from the Technical Committee;

2. can maintain a Record of Beneficiaries and a record of Trustors-Beneficiaries, establishing therein (i) the interest of each one of the Trustors-Beneficiaries in the Trust Assets, including without limitation Purchase Rights; (ii) the provisions of the Trust Assets pertaining to the contributions from each of the Trustors-Beneficiaries, made by the Trustee under instructions from the Technical Committee, either for payment of the Premium, Price for Fiscal Year or any other reason; and (iii) the number of CPOs acquired which, if applicable, may pertain to each of the Trustors-Beneficiaries;

3. shall formally assist the Trustee as coadjutor in preparing, updating and confirming the records and other documents referred to in paragraphs (b), (d) and (e) in Section five of this Contract;

4. shall keep a file containing originals of all resolutions, written communications and instructions from the Technical Committee;

5. shall provide instructions in writing to the Trustee, using the instruction format attached to this contract as Appendix J (the "Investment Instruction"), which shall be signed by three members of the Technical Committee, one of which shall be a full member, concerning the manner and proportion in which [the Trustee] shall invest the Contributions deposited into the Trust Account;

6. shall provide instructions in writing to the Trustee, in order for the Trustee to proceed, totally or partially, to exercise the Purchase Rights, using for said purpose the instruction format attached to this contract as Appendix K (each of said instructions being an "Exercise Instruction"), which in any case shall be signed by three members of the Technical Committee, one of which shall be a full member;

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7. shall notify the Trustee at the appropriate time concerning all requirements or requests from the Trustee in connection with this Contract;

8. shall request from the Trustee on a quarterly basis information and documentation concerning the status of the Trust Assets;

9. shall submit to the Trustee (i) the Notice of Liquidation pursuant to provisions in the Section Seven of this Contract; (ii) the Instruction for Entering into Option Contract; (iii) the Instruction for Entering into Intermediation Contract; and (iv) the Instruction for Payment, and if appropriate can submit to the Trustee Instruction for Modification;

10. in all cases when a Trustor-Beneficiary submits to the Technical Committee a Notice of Exercise in which an Instruction for Delivery of CPOs is included, the Technical Committee shall notify the Trustors-Beneficiaries who have instructed the Technical Committee to deliver the CPOs, as to the amount of additional Contributions that will need to be deposited into the Trust Account in order for the Trustee to cover, pursuant to provisions in section (a) number 1 of Section Twelve in this Contract, all expenses, commissions and other costs arising or that may arise from receiving and delivering the CPOs Acquired;

11. pursuant to provisions in paragraph (d) below, the Technical Committee will, on behalf and in representation of the Trustors-Beneficiaries, be able to precisely in writing enter into with the Trustee, all agreements modifying this Contract as the Technical Committee may deem appropriate, always safekeeping the interests and benefits of the Trustors-Beneficiaries;

12. shall exercise in general all powers that may be necessary or appropriate for purposes of attaining the Goals of the Trust.

(c) The following persons are appointed as full and as alternate members of the Technical Committee:

Full                                        Position
Engineer Rodrigo Tervino Muguerza           Chairman
Eng. Luis Hernandz Echavez                  Secretary
Eng. Armando J. Garcia Segovia              Member of the Board

Alternates
Eng. Humberto J. Moreira Rodriguez
C.P. Victor Naranjo Bandala
Lic. Jose Leopoldo Quiroga Castanon
Lic. Alberto Eugenio Madero Farias
Eng. Sergio Serrano Velazquez
Lic. Jose Manuel Del Valle Mendez

The personal information, signature samples of each of the members of the Technical Committee, full as well as alternate, as well as the designated address for hearing and receiving all types of notices and service of notice related to this Contract, are contained in the document that, duly signed by the Chairman

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of the Technical Committee, are attached to this Contract as Appendix L.

(d) The Trustor-Beneficiary in this proceeding grants a Special Power of Attorney in favor of the Technical Committee, so that in the name and on behalf of the Trustors-Beneficiaries it may enter into with the Trustee, precisely in writing, all agreements modifying this Contract that it deems appropriate, always safekeeping the interests and benefits of the Trustors-Beneficiaries. The parties agree that said Special Power of Attorney shall not earn any fee whatsoever in favor of the Technical Committee or any of its members; therefore, the Technical Committee and each of its members expressly and irrevocably waive any fee that may arise from this entrustment.

Ten.- Fiscal Obligations. All taxes, fees, and other obligations of a fiscal nature that as a consequence of the life of this contract as well as the proceedings in execution thereof, are set forth or imposed by the appropriate fiscal provisions, shall be strictly the responsibility of the Trustors-Beneficiaries, as may be pertinent to comply with pursuant to legal provisions in effect.

The Trustee shall not be at all responsible for non-compliance of those obligations under the charge of the Trustors-Beneficiaries. In terms of the fiscal obligations the Trustee must comply with as a consequence of carrying out the steps pertaining to the goals of the trust or those executed due to instructions from the actual Trustors-Beneficiaries or from the Technical Committee if applicable, the Trustee shall comply with said fiscal obligations with charge to the resources subject of the trust, and in the case of insufficient resources, the Trustors-Beneficiaries and the Technical Committee if applicable are required to increase the trust with resources sufficient to bring about compliance with the fiscal obligations indicated in this section.

The Trustors-Beneficiaries and the Technical Committee if applicable, shall provide to the Trustee upon request all documents necessary or sufficient for showing that the fiscal obligations under their charge have been properly and fully complied with.

Eleven.- Collection of Revenues and Form of Application. The Trustee shall be authorized to collect the interests and other products of the investments it makes pursuant to the Investment Instructions, and to deduct the amounts necessary for payment of duly documented and reasonable taxes and expenses that if applicable may result from said investments and from handling the Trust Assets.

Twelve.- Exercise of Purchase Rights; Distribution of the Trust Assets. For purposes of exercising the Purchase Rights provided under the Option Contract, the parties hereto submit to the following procedure:

(a) at least one Working Day prior to each Exercise Date, the Technical Committee shall receive from the Trustors-Beneficiaries who wish to exercise the proportional share of Purchase Rights as may pertain to them, an individual irrevocable notice per each Trustor-Beneficiary, pursuant to the notification format attached to this Contract as Appendix M (each of said notices being a "Notice of Exercise"). Each

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Notice of Exercise shall establish, (i) an irrevocable instruction to the
Technical Committee for it to submit the Exercise Instruction or Instructions that may be necessary for duly exercising the Purchase Rights; (ii) the number of CPOs the Trustee will need to acquire in exercising the Purchase Rights;
(iii) an irrevocable instruction to the Technical Committee so that the Technical Committee in turn instructs the Trustee, by means of the appropriate Exercise Instruction, to carry out the acts and transactions that may be necessary for the acceptance, by depositing into the Securities Account, the number of Acquired CPOs that may be appropriate; and (iv) (A) an Instruction for Delivery of CPOs, or (B) an Instruction to Sell CPOs.

1. Subject to provisions in paragraph (d) of this Section, whenever a Notice of Exercise contains an Instruction for Delivery of CPOs, the appropriate Trustor-Beneficiary shall (i) provide irrevocable instructions to the Technical Committee so that the Technical Committee in turn instructs the Trustee, by means of the appropriate Exercise Instruction, to carry out the acts and transactions that may be necessary for the acceptance by the Trustee of the Acquired CPOs; (ii) deposit into the Trust Account the Contributions necessary to cover the Exercise Price pertaining to the Acquired CPOs, the expenses, commissions and other costs arising or that may arise from the purchase and deposit of said Acquired CPOs; and (iii) indicate the information pertaining to the account where the Trustee is to deposit said Acquired CPOs.

2. Subject to provisions in paragraph (d) of this Section, whenever a Notice of Exercise contains an Instruction to Sell CPOs, the appropriate Trustor-Beneficiary shall provide irrevocable instructions to the Technical Committee so that the Technical Committee in turn instructs the Trustee, by means of the appropriate Exercise Instruction, for it to (a) carry out the acts and transactions that may be necessary for the acceptance by the Trustee of the Acquired CPOs resulting from said redemption; and (b) sell the Acquired CPOs as may be appropriate, and the product of the sale of said Acquired CPOs be applied in the following order (i) first, for payment to the third party who may legally be entitled pursuant to the Option Contract; (ii) second, to cover expenses, commissions and other costs arising or that may arise from the purchase and the deposit of said Acquired CPOs, as well as from the sale of the appropriate Acquired CPOs; and (iii) third, the remainder, if any, shall be deposited, in pesos, Local Currency, into the account of the appropriate Trustor-Beneficiary as indicated by the Technical Committee for said purpose in the Instruction to Sell CPOs contained in the appropriate Exercise Instruction.

(b) In the case provided under paragraph (a) number 1 of this Section, the Trustors-Beneficiaries shall deposit into the Trust Account, no later than the Working Day immediately preceding each Exercise Date, the Dollar amounts immediately available that may be necessary for purposes of the Trustee exercising the appropriate Purchase Rights pursuant to each Exercise Instruction;

(b) [sic] the Technical Committee shall submit to the Trustee an Exercise Instruction, no later than the Working Day immediately preceding each Exercise Date, wherein (i) the Trustee is irrevocably instructed to exercise the appropriate Purchase Rights before the third party with whom the Option Contract has been entered; (ii) the number of CPOs to be acquired by the Trustee in exercising the Purchase Rights is specified; (iii) it receives the appropriate Acquired CPOs into the Trustee Account; (iv) the Trustee is

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irrevocably instructed to carry out the acts and transactions that may be necessary on the part of the Trustee for receiving the CPOs; and (v) to carry out the acts as instructed by the Technical Committee in the appropriate Exercise Instruction, pursuant to each Instruction for Delivery of CPOs or Instruction to Sell CPOs, as may be appropriate.

(d) under the terms indicated by the Technical Committee in each Exercise Instruction, the Trustee shall exercise the Purchase Rights, pursuant to provisions in the Option Contract; with the understanding, however, that (i) in cases when the Trustee needs to perform a transaction of purchasing Dollars by means of Local Currency pesos, pursuant to an Exercise Instruction, the Trustee shall quote prices and perform each of said transactions exclusively through Banco Nacional de Mexico, S.A.; and (ii) the Trustee shall transfer the Acquired CPOs, or the result of their sale, as appropriate, in to the account or accounts indicated in each Exercise Instruction, within the two Working Days following the date when the Trustee receives the Acquired CPOs or the result of the sale thereof, as the case may be;

(e) there is express agreement that the Trustee is released from any and all responsibility arising or that may arise from exercising the Purchase Rights pursuant to provisions herein. Each of the Trustors-Beneficiaries must severally and without limits hold harmless and indemnify the Trustee from any arising or that may arise from acts or omissions by the Trustee in connection with complying with the instructions issued by the Technical Committee; however, the Trustee must indemnify the Trustors-Beneficiaries for acts of bad faith or beyond the powers pertaining to the Trustee in the execution of the Trust, by virtue of the essential act, the law or the instructions issued by the Technical Committee, carried out in a manner harmful to the Trustors-Beneficiaries.

Thirteen.- Authorizations to the Trustee. The Trustors-Beneficiaries authorize and irrevocably instruct the Trustee to proceed under the terms provided in this Contract, including without limitation, pursuant to provisions in the Section Twelve, pursuant to prior and written instructions from the Technical Committee.

Fourteen.- Defense of Trust Assets. (a) The Trustee shall always act as a good parent, and shall not abandon, leave unprotected or allow or cause any demerit to the Trust Assets. The Trustors-Beneficiaries shall be responsible for prompt and timely payment of any taxes, assessments, impositions and charges, determined or charged by any governmental entity, directed to or arising from this Contract, from the Option Contract, from the Exercise of Purchase Rights or from the Trust Assets. The Trustors-Beneficiaries shall in addition provide the Trustee with reliable evidence that each and every one of said taxes, assessments, impositions and charges have been covered in due time and proper form and in their entirety.

(c) Should the defense of Trust Assets be required, including without limitation defense of the Contributions, the Option Contract, the Purchase Rights, the Acquired CPOs, the Trustee will only be obligated to grant the power or powers in favor of the person or persons designated in writing by the Technical Committee (the "Representatives") without this creating in the Trustee any responsibility for

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the steps taken by the Representatives, a provision to be transcribed into the document that sets forth the power or powers granted, and provided that the Representatives accept that the fees and expenses arising from their transactions be covered directly by the Trustors-Beneficiaries, without the Trustee being responsible for any of said items.

Fifteen.- Expenses, Costs, Taxes, Commissions and Fees. All expenses, commissions, taxes and fees, reasonably and duly documented, arising from the preparation, entering into, noticing and if pertinent registering of this Contract, as well as in connection with any modification thereof, or due to any act or document that according to this Contract needs to be prepared, signed or noticed, including fees of legal counselors for the Trustee, as well as all reasonable and duly documented expenses incurred by the Trustee in the process of complying with his obligations and in exercising his rights pursuant to this Contract will be exclusively under the Trustors-Beneficiaries account.

For his involvement in this Contract, the Trustors-Beneficiaries will pay the Trustee the following commissions:

1. A one-time payment for accepting the charge of Trustee under this Contract, in the amount of US$ 5,000 Dollars (Five thousand dollars 00/100), payable on the date of signing this contract.

2. For administering the Trust Assets, the amount of US$18,000.00 Dollars (Eighteen thousand dollars 00/100) annually, payable in advance. The first of such payments shall be made on the date of signing this contract, and subsequent payments shall be made within the first 5 (five) Working Days of May of each year during the life of this Contract.

3. The amount of US$100.00 Dollars (One hundred dollars 00/100) annually, for each of the Trustors-Beneficiaries, payable in advance. The first of such payments shall be made on the Closing Date, and subsequent payments shall be made within the first 5 (five) Working Days of May of each year during the life of this Contract.

Each and every one of the commissions previously described will give rise to the Value Added Tax, and must be paid in immediately available funds, by means of electronic transfer to the Trust Account, under the terms provided in the document which, duly signed, has been delivered to the Trustee on the Closing Date.

Sixteen.- Modifications to the Contract. This Trust contract may be modified by the Technical Committee, in exercising the Special Mandate that was granted in its favor under the terms of Section Nine, paragraph (d) of this contract, being responsible for its performance in safeguarding the interests and benefits of the Trustors-Beneficiaries.

Seventeen.- Rendering of Accounts. The Trustee will prepare and send monthly to the Technical Committee, to the address indicated in Section Eighteen of this contract, an account statement showing movements that have occurred in this Trust during the pertinent period.

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The Technical Committee will have a period of 15 (fifteen) calendar days counted from the date of receiving the aforementioned account statement, in order to add clarifications thereto, if pertinent. After said period has elapsed without any objection on the part of the Technical Committee, each of the movements reflected in said Account Statement shall be deemed accepted by said Committee.

Eighteen.- Addresses. All communications the parties must provide each other under the terms of this contract, including changes of address, shall be made specifically in writing and submitted (i) personally with acknowledgment of receipt; (ii) by special messenger service with acknowledgment of receipt; or
(iii) by fax, followed by special messenger service or personal notification, with acknowledgment of receipt. All notices and notifications shall be submitted to the following conventional addresses and fax numbers:

Trustor-Beneficiary:     Ave. Constitucion No. 444 Pte.
                         64000 Monterrey, Nuevo Leon, Mexico
                         Fax Number: 8328.7163

Technical Committee:     Ave. Constitucion No. 444 Pte.
                         64000 Monterrey, Nuevo Leon, Mexico
                         Attn.: Ing. Humberto Moreira Rodriguez
                         Fax Number: 8328.7162

Trustee:                 Calzada del Valle No. 350 Ote.
                         Col. Del Valle C.P. 66220
                         San Pedro Garza Garcia, Nuevo Leon
                         Fax Number: 1226.2097

All notices sent pursuant to this contract, will be deemed properly delivered at the addresses listed. Any change of address must be notified in writing between the parties.

Nineteen.- Assignment. The rights and duties arising from this Contract cannot be assigned or transferred to any third parties. Only in the event of death of any of the Trustors-Beneficiaries the exercise of the rights and compliance with the appropriate obligations will be acknowledged in favor of the Beneficiaries designated pursuant to Section Eight.

Twenty. - Appendices and Titles. All documents enclosed herewith or made reference to herein, are an integral part of this Contract as if literally inserted. The titles and headings for the Sections in this Contract are used only for reference and should not affect the interpretation of this Contract.

Twenty-One.- Applicable Law and Courts of Competent Jurisdiction. For all matters pertaining to the interpretation and compliance of this Contract, the parties expressly and irrevocably submit to the applicable laws of Mexico, and to the courts of competent jurisdiction of Monterrey, Nuevo Leon, expressly and irrevocably waiving any other venue that may pertain by reason of their respective domiciles, present or future, or for any other reason.

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Clause Twenty-Two - Fax Transmittals. The Trustee shall have the power to carry out acts or activities as instructed by the Technical Committee, through communications transmitted by fax, provided the authenticity of such transmittal is verified. Notwithstanding the aforementioned, the parties hereby acknowledge that the Trustee shall have certain internal policies regarding the use of manual procedures for receiving and processing any instructions which are transmitted by telefax or other manual methods. Consequently, the person designated by the Technical Committee for such effects shall sign the document where such policies are found simultaneously together with the Trustee.

Clause Twenty-Three - Terms and Conditions of the Trusteeship Service. In order to induce the Trustee to execute this Contract, the Trustors-Beneficiaries hereby agree with the Trustee upon the following:

     (a) the Trustee shall no be a part of the Technical Committee, and shall only be obligated to act in accordance with the instructions that it receives in writing from the Technical Committee, and shall not be obliged to determine the authenticity of the content or the signature of any of such instructions. The Trustors-Beneficiaries acknowledge that the Trustee has certain internal policies regarding the use of manual procedures for receiving and processing any instructions transmitted by fax or other manual means. Consequently, the Trustors-Beneficiaries and the owner members and the substitutes of the Technical Committee shall submit and be subject to, and be bound to the terms of the document in which such policies are contained, which they have executed with the Trustee before the signing of this Contract;

     (b) the Trustee shall not be obligated to exert a higher degree of care in the preservation of the Trustee Estate that such degree of care that it should apply to the assets belonging to its own property. The Trustee shall not be obliged to invest the amounts that are deposited in the Trusteeship Account, except for the provisions foreseen in Clause Six of this Contract;

     (c) the Trustee shall be expressly and irrevocably authorized, through prior notification to the Technical Committee, to use the amounts deposited in the Trusteeship Account, for the payment of any costs, fees, commission and other expenses that may derive directly or indirectly from this Contract, subject to the terms and conditions established in the clause of this Contract;

     (d) this Contract expressly establishes all the obligations pertaining to the Trustee. The Trustee shall not assume any implicit obligation under this Contract, nor any obligations that may directly or indirectly derive from any agreement of the Trustors-Beneficiaries among themselves or with any other third party;

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     (e)  the Trustors-Beneficiaries shall be jointly and severally liable to indemnify and to hold harmless the Trustee, its subsidiaries, affiliates and related companies and their corresponding consultants, officers, employees, mandatory parties and agents, from any loss, liability, claim, action, damage and expense, including any lawyer fees and expenses, which arise or may derive from this Contract; however, the Trustee shall be bound to indemnify the Trustors-Beneficiaries of any acts of bad faith or in excess of the power that may correspond for the execution of the Trusteeship, by virtue of the constitutive act, by law or by the instructions given by the Technical Committee, by which it may cause and damage to the Trustors-Beneficiaries .

     (f) The Trustors-Beneficiaries shall be severally and jointly be liable, unlimitedly, for any tax, right, contribution, or fiscal responsibility of any nature that may derive or that could derive from or in relation to this Contract or the Trusteeship Estate, and shall severally and jointly be bound, unlimitedly, to indemnify and hold the Trustee Beneficiary harmless for any amounts whose payment is obliged to make by virtue of such taxes. The obligations of the Trustors-Beneficiaries foreseen in this paragraph and in the previous paragraph shall continue to be in full force even after the date of termination of this Contract or after the resignation of the Trustee; but, in any case, shall be for a maximum period of three (3) years counted from the date of termination of this Contract;

     (g) That the Trustee made know unequivocally to the parties that intervene in this Contract, the scope and legal consequences of the provisions set forth in the first three paragraphs of item (b) of section XIX of article 106 (one hundred and six) of the Law of Credit Institutions, which textually state:

          "Art. 106. - the Credit institutions shall be forbidden to:
          XIX. - in the performance of the operations that are referred to in section XV of article 46 of this law:

          (b) To respond to the trustors, mandatory or principal parties, for any default of the debtors, for the credits granted, or of the issuers, for the securities that may be purchased, except that the aforementioned is their fault, according to the provisions set forth at the end of article 356 of the General Law of Titles and Credit Transactions, or guarantee the return for the funds whose investment has been commissioned.

          If at the end of the trusteeship, mandate or commission constituted for the granting of such credits, if such had not been liquidated by the debtors, the institution shall transfer these to the trustors or trusteeship beneficiaries, depending on the specific case, and shall abstain from covering their amount.

          Any other agreement, contrary to the provisions set forth in the two previous paragraphs, shall not have any legal effect.

          In trusteeship, mandate or commission contracts, a visible statement by the Trustee shall be inserted in the prior paragraphs to this section, to indicate that it made the content unequivocally known to the persons from whom it has received financial resources for investment purposes."

          By virtue of the addition to the General Law of Titles and Credit Transactions published in the Official Gazette dated on May 23, 2000, and in consideration that item b, in fraction XIX of article 106 to which this clause refers to, has not been revised accordingly to reflect such revisions, for all legal effects that may

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          arise, the reference to articles 356 of the General Law of Titles and
          Credit Transactions shall be understood as a reference to article 351 of such law.

     (h) The Trustee shall not be responsible in any event for the validity, value or enforceability of the Options Contract, of the Rights of Purchase, of the Purchased CPOs or of any other instrument or right that may directly or indirectly be related to this Contract;

     (i) The Trustors-Trustee Beneficiaries agree and acknowledge that the Trustee shall not be responsible (i) in the event that the Trusteeship Estate or any part of such is expropriated, nationalized or seized;
          (ii) for any non-compliance of its obligations under this Contract for causes or circumstances beyond its control; or (iii) for the legal capacity of the other parties to this Contract to purchase or maintain the property of the Trusteeship Estate;

     (j) The Trustee shall not render, nor shall it be responsible for rendering, any consultancy to the Trustors-Trustee Beneficiaries with regards to the convenience or inconvenience of investing, selling, maintaining or taking or abstaining from taking any action or decision with regards to the Options Contract, the Rights of Purchase or any other instrument or right that is directly or indirectly related with this Contract;

     (k) The Trustee (and any other trustee that may substitute it) may resign at any time to their position as Trustee by (i) providing a written notification to the Technical Committee, and (ii) by handing over the Trusteeship Estate in the terms that the Technical Committee may indicate in writing. In the event that the Technical Committee does not submit any written instructions to the Trustee for such effect within 60 (sixty) calendar days following the date of resignation of the aforementioned Trustee, the Trustee shall consign the Trusteeship Estate before any competent authority without any liability whatsoever, and the Trustee shall be released from each and every one of its responsibilities deriving from this Contract.

     (l) In the event of any dispute between the Trustors-Beneficiaries and/or the Technical Committee that gives rise to or might give rise to claims or lawsuits in relation to this Contract, the Trustee shall have power to (i) hold the Assets of the Trust until receiving a final ruling from a court with jurisdiction in the matter, ordering distribution of the Assets of the Trust; or a written agreement by all of the Trustors-Beneficiaries instructing the Trustee to distribute the Assets of the Trust; or else (ii) remanding the Assets of the Trust before any authority with jurisdiction in the matter, with no legal responsibility. In any case, the Trustee shall be freed of each and every one of his obligations deriving from this Contract;

     (m) The Trustors-Beneficiaries acknowledge that the Trustee forms part of Grupo Financiero Banamex, an integral part of the group recognized internationally as "Citicorp" and therefore is subject to the internal policies and regulations of Citicorp and its subsidiary Citibank, N.A., where the management and performance of trust department services ("internal policies"), should any instruction from either of the parties or any other act to be performed by the Trustee pursuant to this Contract be contrary to the Internal

     (n) in case of any dispute between the Trustors-Beneficiaries and/or the Technical Committee that gives rise to or might give rise to claims or lawsuits in relation to this Contract, the Trustee shall have power to
          (i) hold the Assets of the Trust until receiving a final ruling from a court with jurisdiction in the matter, ordering distribution of the Assets of the Trust; or a written agreement by all of the Trustors-Beneficiaries instructing the Trustee to distribute the Assets of the Trust; or else (ii) remanding the Assets of the Trust before any authority with jurisdiction in the matter, with no legal responsibility. In any case, the Trustee shall be freed of each and every one of his obligations deriving from this Contract;

     (o) The Trustors-Beneficiaries acknowledge that the Trustee forms part of Grupo Financiero Banamex, an integral part of the group recognized internationally as "Citicorp" and therefore is subject to the internal policies and regulations of Citicorp and its subsidiary Citibank, N.A., where the management and performance of trust department services ("internal policies"), should any instruction from either of the parties or any other act to be performed by the Trustee pursuant to this Contract be contrary to the Internal

          Policies that are in force at that time, the Trustee shall immediately notify such circumstance to the parties involved in order for such to agree upon the way forward, in such manner that would prevent the Trustee to incur in a violation of the Internal Policies.

     (p) The Trustors-Trustee Beneficiaries and the Technical Committee members are bound not to utilize in any manner whatsoever the name or logo of the Trustee or of any of its subsidiaries or related companies, without the prior consent or authorization in writing from the Trustee.

IN WITNESS WHEREOF the aforementioned, and having read this Contract and informed of its content and legal scope, the parties involved hereby subscribe below in accordance to the provisions set forth in this Contract on February 27, 2003.

                           Trustor-Trustee Beneficiary
                                   [signature]
                          Ing. Rodrigo Trevino Muguerza

                                    Trustee:
                         Banco Nacional de Mexico, S.A.
                            Grupo Financiero Banamex
                               Division Fiduciaria
                                   [signature]
                   Lic. Maria de los Angeles Montemayor Garza
                                Trustee Delegate
                                   [signature]
                          Lic. Elva Nelly Wing Trevino
                            Special Power of Attorney

     (q)

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Banamex                                                               Appendix A

                              GENERAL INFORMATION

NAME:          ING. RODRIGO TREVINO MUGUERZA
R.F.C.:        TEMR-560930-AYO
IFE FOLIO No.: 35233891
NATIONALITY:   MEXICAN
CIVIL STATUS:  MARRIED
OCCUPATION:    PROFESSIONAL (ENGINEER)
FROM:          MONTERREY, NUEVO LEON
ADDRESS: AVE. CONSTITUCION No. 444 PTE.
               MONTERREY, NUEVO LEON
               C.P. 64000

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Banamex                                                               Appendix B
                                                                Options Contract

                                                              Trust No. 111174-2

CLOSED INVESTMENT TRUST AGREEMENT BY AND BETWEEN THE PARTY OF THE FIRST PART, RODRIGO TREVINO MUGUERZA, IN HIS CAPACITY AS TRUSTOR-TRUSTEE, AND THE PARTY OF THE SECOND PART, BANCO NACIONAL DE MEXICO, S.A., A MEMBER OF THE BANAMEX FINANCIAL GROUP, TRUST DIVISION, REPRESENTED AT THIS EVENT BY LICENCIADAS MARIA DE LOS ANGELES MONTEMAYOR GARZA AND ELVA NELLY WING TREVINO AS TRUSTEE, ACCORDING TO THE FOLLOWING REPRESENTATIONS AND CLAUSES:

                                REPRESENTATIONS:

1.   The Trustor-Trustee represents individually and directly, under oath, that:

(a) he is an individual (i) whose personal details are indicated in the document added to this Agreement as Appendix "A"; (ii) with full legal capacity to enter into contracts and be bound by the terms of this Agreement; (iii) with full power to place in this trust the property that is the subject hereof, and (iv) that he is married according to the matrimonial contract indicated on the respective signature page of this Agreement, and, hence, if necessary, his spouse grants her consent for the execution of this Agreement according to the terms set forth in the signature pages hereof;

(b) he wishes to execute this Agreement and place in trust the Initial Contribution, as well as all other Contributions that are necessary in order to fulfill the Purposes of the Trust set forth in Clause Four of this Agreement;

(c) he states that the property and rights that are placed in this Trust for the purposes stipulated in this Agreement are of lawful origin and, in addition, he agrees to furnish to the Trustee any information required of him by the latter in order to fulfill the stipulations of Article 115 of the Credit Institutions Act and other regulatory provisions and internal policies of the Banco Nacional de Mexico, a member of the Banamex Financial Group;

(d) he wishes to designate Banco Nacional de Mexico, Banamex Financial Group, as Trustee, to instruct and authorize it to act in accordance with instructions that it receives in writing from the Technical Committee; and

(e) he is aware of and agrees that (i) this Agreement shall have no legal effect until the Trustee, the Trustor-Trustee, as well as the Trustors-Trustees that adhere to this Agreement and, if necessary, their respective spouses, have granted their consent through a handwritten signature on the signature pages of this Agreement and (ii) only Trustors-Trustees authorized by the Technical Committee to adhere to this Agreement shall be parties to this Agreement, which Trustors-Trustees, at the time of their adherence, must be executives or persons who provide a service to the Cemex Group, and under no circumstance may third parties join.

II.  The Trustee represents, under oath, that:

(a) it is a public limited company duly established and validly existing under the laws of Mexico, and it is authorized to establish itself and do business as a multiple banking institution;

(b) it accepts its designation as Trustee and agrees to take the necessary steps to fulfill all the Purposes of the Trust in accordance with the instructions that it receives from the Technical Committee, and

(c) its representatives have all the powers and authorizations necessary to execute this Agreement in representation of the Trustee and such powers and authorizations have not been revoked or limited in any way.

Based on the above representations, the parties to this Agreement agree to execute and be bound by the stipulations of the following:

                                    CLAUSES:

One.- Definitions. The following terms used with initial uppercase in this Agreement shall have the meaning indicated below:

        "Contributions" shall mean the Initial Contributions and other amounts of money in Dollars that the Trustor and the Affiliated Trustors place in trust, through a deposit to the Trust Account, in accordance with the terms stipulated in Clause Two and Clause Ten of this Agreement.

        "Initial Contributions" shall mean the amounts of money in Dollars that both the Trustor, as well as the Affiliated Trustors place in trust on the Closing Date through a deposit to the Trust Account according to the terms stipulated in Clause Two of this Agreement.

        "Agreement" shall mean this Closed Investment Trust Agreement.

        "CPO's" shall mean (i) the Ordinary Participation Certificates (Certificados de Participacion Ordinaria) of Cemex, S.A. de C.V. that are acquired in accordance with the instructions on this matter indicated by the Technical Committee; or (ii) any other securities issued in lieu of, or exchanged for, such Ordinary Participation Certificates and that cover or are shares representing the capital stock of Cemex, S.A. de C.V.

        "Acquired CPO's" shall have the meaning set forth in paragraph (a), paragraph 5, paragraph (i) of Clause Five of this Agreement.

        "Technical Committee" shall mean the Technical Committee of this Trust, organized according to the terms of Clause Nine of this Agreement.

        "Brokerage Agreement" shall mean the brokerage agreement executed between the Trustee and the Brokerage in accordance with the

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        Instruction for Execution of the Brokerage Agreement according to the terms of subsection (a), paragraph 6 of Clause Five of this Agreement.

        "Option Agreement" shall mean the CPO purchase option agreement that, as a draft, is added to this Agreement as Appendix " B", under which the Trustee shall have the right to acquire the CPO's of any third party where instructions are given to execute the Option Agreement according to the terms indicated by the Technical Committee.

        "Trust Account" shall mean the account at CITIBANK NEW YORK to which the Trustor and the Affiliated Trustors shall make their deposits in U.S. dollars according to the following details: ABA No. 021000089 or Swift Code CITIUS33, which is maintained, as the Trustee's agent, by Citibank, N.A., 111 Wall Street, 21st Floor, New York, N.Y. 10143, Beneficiary
        Bank: BNMXMXMM SWIFT CODE) BANCO NACIONAL DE MEXICO, S.A. (BANAMEX); Beneficiary customer: Account 0525 9527092, TRUST DIVISION, DETAILS OF
        PAYMENT: FFC*Agreement # 111174-2.

        "Securities Account" shall mean account No. 6908 (six nine zero eight) at Indeval kept by the Trustee on the Closing Date.

        "Purchase Rights" shall mean the right to acquire the CPO's according to the terms set forth in the Option Agreement.

        "Working Day" shall mean any day (excluding Saturdays and Sundays) on which the credit institutions in Mexico City, Federal District, and in New York City, New York, United States of America, are open to the public, and are not authorized or required to close by Law, regulation, decree or any other provision issued by an appropriate authority.

        "Dollars" shall mean the lawful currency of the United States of America.

        "Closing Date" shall mean the date on which the Trustee, the Trustor and each and every one of the Affiliated Trustors and, if necessary, their respective spouses, have granted their consent for the execution of this Agreement, through a handwritten signature on the signature pages hereof.

        "Exercise Date" shall mean each date on which the Trustee is empowered to exercise the Purchase Rights in accordance with the provisions of Clause Twelve of this instrument.

        "Trust" shall mean the Trust that is established in accordance with this Agreement.

        "Trustor-Trustee" shall mean Mr. Rodrigo Trevino Muguerza, Engineer.

        "Affiliated Trustor-Trustee" shall mean any person who, with the prior authorization of the Technical Committee, adheres to this Trust agreement, knowing the terms and conditions hereof and assuming all the rights and obligations arising herefrom. At the time they adhere, such persons must be executives or persons who provide a service to the Cemex Group and who, in addition, sign the Letter of Adherence that is added to this instrument as "Appendix C."

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

        "Trustors-Trustees" shall mean all individuals who, through their initial contributions, adhere to this Agreement and, for such reasons, acquire such capacity, assuming the rights and obligations stipulated herein, together with the Trustor-Trustee.

        "Trustee" shall mean Banco Nacional de Mexico, S.A. a member of the Banamex Financial Group, Trust Division.

        "Purposes of the Trust" shall mean all the purposes set forth in Clause Five of this Agreement.

        "Indeval" shall mean the S.D. Indeval, S.A. de C.V., an Institution for the Deposit of Securities.

        "Instruction for the Execution of the Brokerage Agreement" shall have the meaning set forth in subsection (a) paragraph 6 of Clause Five of this Agreement.

        "Instruction for the Execution of the Option Agreement" shall have the meaning set forth in subsection (a) paragraph 2 of Clause Five of this Agreement.

        "Exercise Instruction" shall have the meaning set forth in subsection
        (b) paragraph 6 of Clause Nine of this Agreement.

        "Instruction for the Delivery of CPO's" shall mean the instruction that both the Trustor as well as each Affiliated Trustor includes in an Exercise Notification so that the procedure set forth in subsection (a) paragraph 1 of Clause Twelve of this Agreement is followed.

        "Investment Instruction" shall have the meaning set forth in subsection
        (b) paragraph 5 of Clause Nine of this Agreement.

        "Amendment Instruction" shall have the meaning set forth in subsection
        (a) paragraph 2 of Clause Five of this Agreement.

        "Payment Instruction" shall have the meaning set forth in subsection (a) paragraph 3 of Clause Five of this Agreement.

        "Instruction for the Sale of CPO's" shall mean the instruction that both the Trustor as well as each Affiliated Trustor includes in an Exercise Notification so that the procedure set forth in subsection (a) paragraph 2 of Clause Twelve of this Agreement is followed.

        "Brokerage" shall mean the brokerage firm with which the Trustee executes the Brokerage Agreement.

        "Mexico" shall mean the United Mexican States.

        "Exercise Notification" shall have the meaning set forth in subsection
        (a) of Clause Twelve of this Agreement.

        "Settlement Notification" shall have the meaning set forth in Clause Seven of this Agreement.

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

        "Trust's Assets " means (i) the Initial Contribution; (ii) each and every one of the Contributions of the Affiliated Trustors that is deposited in the Trust Account; (iii) the Purchase Rights and other Trustee rights under the Option Agreement; and (iv) the Acquired CPO's and the proceeds from the sale of the Acquired CPO's up to the time when they are distributed to the Trustor and/or the Affiliated Trustors in accordance with the stipulations of this Agreement.

        "Internal Policies" shall have the meaning set forth in subsection (m) of Clause Twenty-three of this Agreement.

        "Exercise Price" shall mean the price at which the Trustee has the right to acquire the CPO's in accordance with the Option Agreement.

        "Premium" shall mean the premium payable in Dollars by the Trustee to the relevant third party for the Purchase Rights in accordance with the Option Agreement.

        "List of Initial Contributions" shall mean the list reflecting the individual Initial Contributions of each of the Trustors-Trustees that the Trustee and Technical Committee shall keep.

        "List of Beneficiaries" shall have the meaning set forth in Clause Eight of this Agreement.

Two.- Organization of the Trust. The Trustor-Trustee hereby organizes the Revocable Closed Investment Trust. For such purpose, the Trustor-Trustee deposits the Initial Contribution of U.S. $1,472,976.70 (ONE MILLION FOUR HUNDRED SEVENTY-TWO THOUSAND NINE HUNDRED SEVENTY-SIX US DOLLARS AND 70/100) through a transfer to the Trust Account. The Affiliated Trustors-Trustees shall then deposit, in the same Trust Account, the relevant amounts, in the proportions indicated in the List of Initial Contributions in order to fulfill the Purposes of the Trust, and they shall also deposit, in the Trust Account, the additional Contributions that are required under the provisions of Clause Twelve of this Agreement.

With the prior authorization of the Technical Committee and the Trustee, the Trust assets may be increased after its execution, with cash and/or securities, through the initial and/or additional contributions made by the Trustors-Trustees.

The Trustee shall confirm to the Technical Committee the receipt of the amounts that, as Initial Contributions, are received in the Trust Account, no later than 2 (two) Working Days following the date on which the total amount of the Initial Contributions are duly deposited in the Trust Account.

The parties acknowledge that the Assets placed in Trust are conveyed to the Trustee to comply with the Purposes of the Trust. The Trustee does not assume and is hereby relieved of any liability or obligation, express or implied, with respect to the authenticity, ownership or legitimacy of the Assets placed in Trust.

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Three.- Trust's Assets. The assets of this Trust Agreement shall be made up of the following:
         i)   the initial contribution that the Trustor-Trustee hereby delivers;
         ii) the additional contributions that are added to the assets as Initial Contributions by the Affiliated Trustors-Trustees;
         iii) the purchase rights recorded in favor of each of the Trustors-Trustees according to the terms of this Agreement;
         iv) the interest earned by existing investments in the assets placed in trust;
         v) the securities that are acquired in fulfillment of the purposes of this Agreement.

Four.- Parties to the Trust. The following are parties to this Agreement:
        (i)   the Trustor-Trustee, Rodrigo Trevino Muguerza, Engineer
        (ii) the rest of the Trustors-Trustees who, with the prior authorization of the Technical Committee, adhere to this Agreement and whose adherence is notified in writing to the Trustee through a separate instruction, and
        (iii) the Trustee, Banco Nacional de Mexico, S.A., a member of the Banamex Financial Group, Trust Division.

Any individual who, with the prior written authorization of the Technical Committee, knows the terms and conditions hereof and assumes all the rights and obligations arising herefrom, may adhere to this Agreement. At the time of their adherence, such persons must be executives or persons who provide a service to the Cemex Group and who also sign the Letter of Adherence that is added to this instrument as Appendix "C."

Five.- Purposes of the Trust.

a) The Trustor-Trustee hereby instructs and authorizes the Trustee to perform the acts or take the steps that are necessary to fulfill the following Purposes of the Trust:

1. the receipt and disposal of the Contributions and the Acquired CPO's in the Trust Account and the Securities Accounts, as applicable, according to the written instructions that the Trustee receives from the Technical Committee according to the terms set forth in paragraph 5 of this Clause and in the following Clause Twelve;

2. the execution of the Option Agreement substantially according to the terms and conditions of the draft that is added to this Agreement as Appendix "B," but in any event in accordance with the instructions and according to the terms indicated in writing by the Technical Committee, using for such purpose the instruction form that is added to this Agreement as Appendix "D" (the "Instruction for Execution of the Option Agreement"), as well as the execution of agreements that amend the Option Agreement indicated in writing by the Technical Committee, using for such purpose the instruction form that is added to this Agreement as Appendix "E" (each of such instructions, an "Amending Instruction");

3. the payment of the Premium according to the terms that are or will be stipulated in the Option Agreement, through disposal of the Initial Contributions deposited in the Trust, according to the instructions indicated in writing by the

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

4. Technical Committee, using for such purpose the instruction form that is added to this Agreement as Appendix "F" (the "Payment Instruction");

5. the exercise of the Purchase Rights in accordance with the stipulations of Clause Twelve of this Agreement, solely in the cases and in accordance with the instructions that he receives in writing from the Technical Committee and only to the extent that the Trustee has received, in the Trust Account, the additional Contributions necessary to cover the costs, fees and other expenses that are relevant, directly or indirectly, to the exercise of such Purchase Rights and, if necessary, the Exercise Price, in accordance with the stipulations of paragraph 5 below;

6. according to the terms and conditions indicated by the Technical Committee in writing in accordance with the stipulations of Clause Twelve of this Agreement, the receipt and custody of the Acquired CPO's in the Securities Accounts;

         (i) subject to the provisions of subsection (d) of Clause Twelve of this Agreement, the distribution of the Acquired CPO's to the Trustor-Trustee and to the Affiliated Trustors-Trustees, as applicable, only to the extent that the Trustee has received the additional Contributions necessary to cover the pertinent Exercise Price, the expenses, fees and other costs arising out of the receipt and deposit of the Acquired CPO's; and/or

         (ii) subject to the provisions of subsection (d) of Clause Twelve of this Agreement, to apply the proceeds from the sale of the Acquired CPO's through the Brokerage and the distribution of the proceeds of such sale to: (1st) first, to payment to the third party that is legally applicable according to the Option Agreement of the pertinent Exercise Price; (2nd) second, to cover the expenses, fees and other costs that arise or could arise out of the receipt and sale of the Acquired CPO's; and (3rd) the rest, if any, for deposit in the account of the Trustor-Trustee and/or the Affiliated Trustors-Trustees indicated by the Technical Committee for such purpose in the respective Exercise Instruction.

6. execution of the Brokerage Agreement according to the terms and conditions indicated by the Technical Committee in writing, using for such purpose the instruction form that is added to this Agreement as Appendix "G" (the "Instruction for the Execution of the Brokerage Agreement").

7. The investment, solely through the Treasury of the Banco Nacional de Mexico, S.A., member of the Banamex Financial Group, of the liquid funds in Dollars that make up the Trust's Assets and that are deposited in the Trust Account, in readily realizable instruments denominated in Dollars indicated by the Technical Committee in the respective Investment Instruction(s), with the understanding that (i) in no event shall an investment be made, directly or indirectly, in other trusts or in commercial paper without a bank guarantee and (ii) only amounts of not less than U.S. $100,000.00 (one hundred thousand Dollars and 00/100) or more shall be invested, in readily available funds no later than 10:00 a.m. (Mexico City time);

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

8. once the expenses arising from this Agreement are deducted, including, without limitation, the Trustee's expenses and fees, the return and/or distribution of the Trust's Assets shall be made to the Trustor-Trustee and/or to the Affiliated Trustors-Trustees according to the terms and in the proportions indicated by the Technical Committee in the Settlement Notification.

(b) The Trustee shall record the movements of the Trust Account and the Securities Accounts both in its own books and in separate books, and shall keep such records and the List of Initial Contributions at the Trustee's domicile indicated on the respective signature page of this Agreement, at the disposal of the Technical Committee and of the Trustors-Trustees.

(c) The Trustor-Trustee and/or the Affiliated Trustors-Trustees accept and expressly acknowledge that the Trustee shall only be required to act in accordance with instructions that it receives in writing from the Technical Committee, in the manner and other terms expressly stipulated in this Agreement.

(d) The Trustee shall open and keep a detailed record of (i) the Initial Contributions and other Contributions of the Trustors-Trustees that are deposited in the Trust Account and (ii) the distributions that are made from the Trust Account and the Securities Account by the Trustee to them at the Technical Committee's instructions.

(e) The Trustee shall keep the List of Beneficiaries and a list of the Trustors-Trustees showing (i) the interest of each of the Trustors-Trustees in the Trust's Assets, including, without limitation, in the Purchase Rights; (ii) the disposals of the Trust's Assets corresponding to the Contributions of each of the Trustors-Trustees made by the Trustee at the Technical Committee's instructions, whether for the payment of the Premium, of the Exercise Price or for any other reason; and (iii) the number of Acquired CPO's that, as the case may be, belong to each of the Trustors-Trustees.

Six.- Investment of the Assets. The Trustee shall invest the Assets placed in Trust in compliance with the express written instructions that are received from the Technical Committee.

When the Trustee does not receive instructions from the Technical Committee to handle the Investment at least 24 hours in advance the Trustee shall invest the Assets placed in Trust according to the following: (i) the maximum investment terms shall be 7 days; (ii) the investment shall be made in the currency in which the liquid funds are denominated, (iii) in all cases in which the Trustee carries out investment operations, the Treasury of the Banco Nacional de Mexico, S.A., Member of the Banamex Financial Group, shall act as the counterparty, and
(iv) the Trustee shall make the investments in the securities and with the rates that are available on the market at the time of the investment according to the applicable terms and amounts and in accordance with the provisions of Clause Five, subsection (a), paragraph 7 of this Agreement, whether in national currency or in Dollars, in the following order, with the understanding that what is stipulated in this paragraph shall be deemed by the parties as a permanent instruction so long as the Trustee does not receive written instructions from the Technical Committee to invest the assets placed in trust:

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

         Mexican Pesos

                  1) Liabilities of the Banco Nacional de Mexico, S.A., Member
                     of the Banamex Financial Group;
                  2) Bank debt instruments, whether direct or repurchase
                     agreements;
                  3) Securities issued by the Federal Government, whether
                     direct or repurchase agreements.

         U.S. dollars

                  1) Liabilities of Banamex, City Group, Inc. or any other of its subsidiaries, denominated in U.S. dollars.

Seven.- Term of the Agreement. This Agreement shall be terminated, once all the expenses that arise herefrom are covered, including but not limited to the Trustee's expenses and fees, for any of the following reasons: (i) the Purposes of the Trusts are fulfilled; (ii) because of the return and/or distribution of the Trust's Assets to the Trustors-Trustees in accordance with instructions that the Technical Committee presents to the Trustee according to the terms of the notification form that is added to this Agreement as Appendix "H" (the "Settlement Notification"), (iii) because of the Trustee's resignation according to the terms set forth in Clause Twenty-three of this Agreement; (iv) through express written revocation by the Trustors-Trustees; or (v) for the reasons set forth in Article 392 of the General Credit Instruments and Transactions Act that are consistent with the nature of this Agreement; but, in any event, in a period not to exceed 30 (thirty) years as from the Closing Date.

Eight.- Beneficiaries in case of Death. Each of the Trustors-Trustees shall designate one or more persons who are identified in Appendix "I" of this Agreement (the "List of Beneficiaries"), as their beneficiaries in case of death. The Technical Committee shall be responsible for keeping the List of Beneficiaries updated according to the instructions that it receives in writing from the Trustors-Trustees. The Trustors-Trustees expressly acknowledge that, in all matters related to the List of Beneficiaries, the Trustee's responsibility is limited in all cases to complying with the instructions that it receives in writing from the Technical Committee.

Nine.- Technical Committee. (a) In accordance with the stipulations of the third paragraph of Article 80 of the Credit Institutions Act, the Trustor-Trustee hereby organizes a Technical Committee (the "Technical Committee"), made up of three regular members and six alternate members, any of which may replace one of the regular members, according to the following:

1. The Technical Committee shall meet as many times as necessary, and no formal meeting shall be required. For that purpose, a written notice signed by three of its members, one of whom must be a regular member, clearly setting out the resolutions and decisions that were made shall be sufficient for them to be considered valid;

2. A handwritten copy of such written notice, duly signed by the pertinent parties, shall be submitted to the Trustee, with precise instructions that, as the case may be, are applicable; agreement

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

3. The Trustee and the advisers that the Technical Committee itself deems appropriate may attend the Technical Committee's meetings, with the understanding that they may speak out but may not vote;

4. In case of resignation, disability, removal, death or any other situation that results in the permanent absence of any of the members, whether regular or alternate, of the Technical Committee, the Technical Committee itself shall appoint, in a timely manner, the successor(s) required in order to have at all times at least three regular members and six alternate members. The Chairman of the Technical Committee shall be responsible for notifying the Trustee in writing of the name, particulars, and signature samples of all of its members; and

5.   The position of the Technical Committee members shall be honorary.

(b)  The Technical Committee shall have the following powers:

1. it may open and keep a detailed record of (i) the Initial Contributions and other Contributions by the Trustors-Trustees; and (ii) the distributions that, from the Trust Account and the Securities Account, are made by the Trustee to the Trustors-Trustees at the Technical Committee's instruction;

2. it may keep the List of Beneficiaries and a list of the Trustors-Trustees noting (i) the interest of each of the Trustors-Trustees in the Trust's Assets, including, without limitation, in the Purchase Rights; (ii) the disposals of the Trust's Assets corresponding to the Contributions of each of the Trustors-Trustees made by the Trustee at the Technical Committee's instructions, whether for the payment of the Premium, of the Exercise Price or for any other reason; and (iii) the number of Acquired CPO's that, as the case may be, belong to each of the Trustors-Trustees;

3. it shall work together with the Trustee in the preparation, updating and confirmation of the lists and other documents referred to in subsections
     (b), (d) and (e) of Clause Five of this Agreement;

4. it shall keep a file containing the originals of the resolutions, written communications and instructions of the Technical Committee;

5. it shall instruct the Trustee in writing, using the instruction form that is added to this Agreement as Appendix "J" (the " Investment Instruction"), which shall be signed by three of the members of the Technical Committee, one of whom shall be a regular member, on the form and proportion in which it must invest the Contributions that are deposited in the Trust Accounts;

6. it shall instruct the Trustee in writing so that the latter will proceed, in whole or in part, with the exercise of the Purchase Rights, using for such purpose the instruction form that is added to this Agreement as Appendix "K" (each of such instructions an " Exercise Instruction"), which, in any event, shall be signed by three of the members of the Technical Committee, one of whom shall be a regular member;

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

7. it shall advise the Trustee in a timely manner of everything that the latter requests or requires in connection with this Agreement;

8. it shall request, on a quarterly basis, information and documentation from the Trustee on the status of the Trust's Assets;

9. it shall present to the Trustee (i) the Settlement Notification in accordance with the stipulations of Clause Seven of this Agreement; (ii) the Instruction for the Execution of the Option Agreement; (iii) the Instructions for the Execution of the Brokerage Agreement; and (iv) the Payment Instruction and, as applicable, it may submit the Amendment Instruction to the Trustee;

10. in all cases in which any Trustor-Trustee presents to the Technical Committee an Exercise Notification that includes an Instruction for the Delivery of CPO's, the Technical Committee shall notify the Trustors-Trustees that have instructed the Technical Committee to deliver the CPO's of the amounts of the additional Contributions that they must deposit in the Trust Account so that, in accordance with the provisions of subsection (a) paragraph 1 of Clause Twelve of this Agreement, the Trustee covers all the expenses, fees and other costs that arise or could arise from the receipt and delivery of the Acquired CPO's;

11. in accordance with the provisions of subsection (d) below, the Technical Committee may, on behalf and in representation of the Trustors-Trustees, execute with the Trustee, precisely and in writing, all agreements amending this Agreement that it deems appropriate, while safeguarding the interests and benefits of the Trustors-Trustees;

12. Generally, it shall exercise all the powers that are necessary or appropriate in order to achieve the Purposes of the Trust.

(c) The following persons are designated as regular and alternate members of the Technical Committee:

Regular members                             Position
---------------                             --------
Mr. Rodrigo Trevino Muguerza, Engineer      Chairman
Mr. Luis Hernandez Echavez, Engineer        Secretary
Mr. Armando J. Garcia Segovia, Engineer     Member

Alternate Members
-----------------
Mr. Humberto J. Moreira Rodriguez, Engineer Mr. Victor Naranja Bandala, Public Accountant Lic. Jose Leopoldo Quiroga Castanon Lic. Alberto Eugenio Madero Farias Mr. Sergio Serrano Velasquez, Engineer Lic. Jose Manuel Del Valle Mendez

The personal details and sample signatures for each of the regular and alternate members of the Technical Committee, as well as the registered address for receiving all the notices and notifications related to this Agreement, are contained in the

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

document that, duly signed by the Chairman of the Technical Committee, is added to this Agreement as Appendix "L."

(d) The Trustor-Trustee hereby grants a Special Power-of-Attorney in favor of the Technical Committee so that, on behalf and in representation of the Trustors-Trustees, it will execute with the Trustee, precisely and in writing, all the amendments to this Agreement that it deems appropriate, always safeguarding the interests and benefits of the Trustors-Trustees. The parties agree that, in case of such a Special Power-of-Attorney, there shall be no compensation whatsoever in favor of the Technical Committee or any of its members, and the Technical Committee and each of its members expressly and irrevocably waive any compensation that might arise from the task entrusted to them.

Ten.- Tax Obligations. The Trustors-Trustees shall, in accordance with current legal provisions, be strictly responsible for complying with all taxes, levies and other obligations of a fiscal nature that, as a consequence of the validity of and the performance of actions under this Agreement, are established or imposed by the pertinent tax provisions.

The Trustee shall have no liability whatsoever for the failure to comply with such obligations for which the Trustors-Trustees are responsible. With respect to the tax obligations with which the Trustee must comply as a consequence of the performance of actions relative to the purposes of the trust or those performed at the instructions of the Trustors-Trustees themselves or of the Technical Committee, as applicable, the Trustee shall comply with such tax obligations as are related to the funds that are the object of the trust, and, in the event that there are not enough funds, the Trustors-Trustees and Technical Committee, as the case may be, agree to increase the trust with sufficient funds to comply with the tax obligations indicated in this clause.

The Trustors-Trustees and the Technical Committee shall, as the case may be, furnish the Trustee, when the latter requests it, with all documents necessary or sufficient to show that the tax obligations for which it is responsible have been duly and fully complied with.

Eleven.- Collection of Yields and Form of Application. The Trustee shall be empowered to collect the interest and other proceeds from the investments that it makes in accordance with the Investment Instructions and to deduct the necessary sums to pay reasonable and duly documented expenses and taxes which, if applicable, arise from such investments and handling of the Trust's Assets.

Twelve.- Exercise of Purchase Rights; Disposal of Trust's Assets. For the purposes of the exercise of the Purchase Rights under the Option Agreement, the parties agree to abide by the following procedure:

(a) at least one Business Day in advance of each Exercise Date, the Technical Committee shall receive from such Trustors-Trustees as wish to make use of the proportional part of the Purchase Rights that pertain to them, irrevocable individual notification for each Trustor-Trustee, pursuant to the notification form attached to this Agreement as Appendix "M" (each of such notification, a "Exercise Notification"). Each Exercise

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

         Notification shall establish: (i) an irrevocable instruction for the Technical Committee to present to the Trustee such Exercise Instruction or Instructions as are necessary for the due exercise of the Purchase Rights; (ii) the number of CPO's which the Trustee shall acquire in exercise of the Purchase Rights; (iii) an irrevocable instruction to the Technical Committee for the Technical Committee, in turn, to instruct the Trustee, through the respective Exercise Instruction, to take the actions and steps required to receive, through a deposit in the Securities Account, the corresponding number of Acquired CPO's; and
         (iv) a CPO Delivery Instruction, or (B) a CPO Sale Instruction.


         1. Subject to the provisions of paragraph (d) of this Clause, in each case in which an Exercise Notification contains a CPO Delivery Instruction, the respective Trustor-Trustee shall (i) irrevocably instruct the Technical Committee for the Technical Committee in turn to instruct the Trustee, through the respective Exercise Instruction, to take the actions and steps required for the Trustee to receive the Acquired CPO's; (ii) deposit in the Trustee's Account such Contributions as are necessary to cover the Exercice Price corresponding to the Acquired CPO's, expenses, commissions and other costs derived or which may be derived from the purchase and depositing of such Acquired CPO's; and (iii) indicate the data of the account in which the Trustee shall deposit such Acquired CPO's.

         2. Subject to the provisions of paragraph (d) of this Clause, in each case in which an Exercise Notification contains a CPO Sale Instruction, the respective Trustor-Trustee shall irrevocably instruct the Technical Committee to instruct in turn the Trustee, through the respective Exercise Instruction, to (a) take such actions and steps as are necessary for the Trustee to receive such Acquired CPO's as a result from such payment; and (b) sell the corresponding Acquired CPO's, for the result of the sale of such Acquired CPO's to be applied in the following order (i) first, to the payment to the legally appropriate third party pursuant to the Option Agreement, of the corresponding Exercice Price; (ii) second, to cover such expenses, commissions and other costs derived or which may derive from the purchase and deposit of such Acquired CPO's, as well as from the sale of the respective Acquired CPO's; and (iii) third, the remainder, if any, shall be deposited, in Mexican Pesos, in the respective account of the Trustor-Trustee indicated by the Technical Committee for such purpose in the CPO Sale Instruction contained in the respective Exercise Instruction.

(b) In the case stipulated in paragraph (a) number 1 of this Clause, the Trustors-Trustees shall deposit in the Trust Account, no later than the Business Day immediately prior to each Exercise Date, such immediately available amounts in Dollars as are required for the Trustee to exercise the corresponding Purchase Rights pursuant to each Exercise Instruction;

(b) the Technical Committee shall present to the Trustee an Exercise Instruction, by no later than the Business Day immediately prior to the Exercise Date, in which it (i) irrevocably instructs the Trustee to exercise the respective Purchase Rights with respect to the third party with which the Option Agreement has been entered into; (ii) specify the number of CPO's which the Trustee shall acquire in exercise of the Purchase Rights; (iii) receive the respective Acquired CPO's in the Securities Account; (iv) irrevocably instruct the Trustee to take such actions and steps as are necessary for the Trustee to receive the CPO's; and (v) perform such actions as the Technical Committee indicates to it in the respective Exercise Instruction, pursuant to each CPO Delivery Instruction or CPO Sale Instruction, as the case may be.

(d) under the terms indicated by the Technical Committee in each Exercise Instruction, the Trustee shall exercise the Purchase Rights pursuant to the provisions of the Option Agreement; with the understanding, however, that (i) in the cases in which the Trustee should undertake a Dollar purchase transaction with Mexican Pesos, pursuant to an Exercise Instruction, the Trustee shall quote and perform each one of such transactions exclusively through Banco Nacional de Mexico, S.A.; and
         (ii) the Trustee shall transfer the Acquired CPO's, or the result of the sale thereof, as the case may be, into the account or accounts indicated on each Exercise Instruction, within two Business Days after the date on which the Trustee receives the Acquired CPO's or the proceeds of the sale thereof, as the case may be.

(e) it is expressly agreed that the Trustee is released from any and all liability that may be derived or derives from the exercise of the Purchase Rights pursuant to the provisions of this Clause. Each of the Trustors-Trustees shall be obligated jointly and severally and without limitation to indemnify and hold the Trustee harmless from any liability which derives or may be derived from the Trustee's actions or omissions in the performance of the instructions granted by the Technical Committee; however, the Trustee shall be obligated to indemnify the Trustors-Trustees for bad faith acts or actions beyond the authorities that pertain to it for the performance of the Trust, in virtue of the trust contract, the law or the instructions given by the Technical Committee, which it makes to the detriment of the Trustors-Trustees.

Thirteen.Trustee Authorizations. The Trustors-Trustees irrevocably authorize and instruct the Trustee to act under the terms stipulated in this Agreement, including, but not limited to, pursuant to the provisions of Clause Twelve, pursuant to the prior written instructions from the Technical Committee.

Fourteen.Defense of Trust's Assets. (a) The Trustee shall always operate with due diligence and shall not abandon, leave unprotected, or allow or cause any harm to the Trust's Assets. The Trustors-Trustees shall be liable for the timely and correct payment of any taxes, contributions, fees and charges, assessed or charged by any government entity, which are levied on or derived from this Agreement, the Option Agreement, the Exercise of the Purchase Rights or the Trust's Assets. The Trustors-Trustees shall also provide the Trustee with certifiable proof that each and all such taxes, contributions, fees and charges have been paid timely, properly and in full.

(c) If the Trust's Assets must be defended, including, but not limited to the defense of the Contributions, the Option Agreement, the Purchase Rights, the Acquired CPO's, the Trustee shall only be obligated to grant a power or powers of attorney to the person or persons designated in writing by the Technical Committee (the "Agents"), without it thereby assuming any responsibility whatsoever for the actions of the Agents, which stipulation shall be transcribed in the document containing the power or powers of attorney granted, and provided that the Agents agree that the expenses and fees caused by their actions be paid to them directly by the Trustors-Trustees, without the Trustee being liable for any such items.

Fifteen. Expenses, Costs, Taxes, Commissions and Fees. All expenses, commissions, taxes and fees which are reasonable and duly documented, derived from the preparation, formalization, notification and, if applicable, recording of this Agreement, as well as for any amendment hereto, and for any act or document which pursuant to this Agreement must be prepared, signed or noticed, including the fees of the Trustee's legal advisors, as well as all reasonable and duly documented expenses incurred by the Trustee in the performance of its obligations and in exercise of its rights pursuant to this Agreement, shall be borne exclusively by the Trustors-Trustees.

For its participation in this Document, the Trustors-Trustees shall pay the Trustee the following commissions:

1. For acceptance of the position of Trustee under this Agreement, the amount of US$ 5,000.00 (five thousand Dollars and 00/100), payable in a lump sum on the date this Agreement is signed.

2. For administering the Trust's Assets, the amount of US$ 18,000.00 (eighteen thousand Dollars and 00/100) per year, payable in advance. The first of such payments shall be made on the date this Agreement is signed, and subsequent ones, during the first 5 (five) Business Days of the month of May of each year during the effective period of this Agreement.

3. The amount of US$ 100.00 (one hundred Dollars and 00/100) per year, by each of the Trustors-Trustees, payable in advance. The first of such payments shall be made on the Closing Date, and subsequent ones, during the first five (5) Business Days of the month of May of each year during the effective period of this Agreement.

Each and every one of the commissions described above shall be subject to Value-Added Tax, and shall be paid in immediately available funds, through an electronic transfer to the Trust Account, under the terms stipulated in the document which, duly signed, was delivered to the Trustee on the Closing Date.

Sixteen. Amendments to the Agreement . The present Trust Agreement may be amended by the Technical Committee, in exercise of the Special Mandate that was granted to it under the terms of Clause Nine, paragraph (d) of this Agreement, as responsible for its actions to safeguard the interests and benefits of the Trustors-Trustees.

Seventeen. Rendering of Accounts. On a monthly basis, the Trustee shall prepare and send to the Technical Committee, at the address indicated in Clause Eighteen of this contract, a statement of account which contains the transactions performed in this Trust during the corresponding period.

The Technical Committee shall enjoy a period of 15 (fifteen) calendar days calculated from the date the aforementioned statement of account is received to make, if applicable, clarifications thereto. Once such time frame has lapsed without there being any objection on the part of the Technical Committee, each of the transactions reflected on such Statement of Account shall be deemed accepted by such Committee.

Eighteen. Domiciles. All communications that the parties must make under the terms of this Agreement, including changes of address, shall be made precisely in writing and presented (i) in person with acknowledgment of receipt; (ii) by messenger or personal notification, with acknowledgment of receipt. All notices and notifications shall be presented at the following contractual domiciles and faxes:

Trustor-
Trustee:                            Ave. Constitucion No. 444 Pte.
                                    64000 Monterrey, Nuevo Leon, Mexico
                                    Fax number: 8328.7163

Technical Committee:                Ave. Constitucion No. 444 Pte.
                                    64000 Monterrey, Nuevo Leon, Mexico
                                    For the attention of Mr. Humberto Moreira
                                    Rodriguez, Engineer
                                    Fax number: 8328.7162

Trustee:                            Calzada del Valle No. 350 Ote.
                                    Col. Del Valle C.P. 66220
                                    San Pedro Garza Garcia, Nuevo Leon
                                    Fax number: 1226.2097

All notices sent pursuant to this Agreement shall be deemed validly delivered at the aforementioned addresses. All changes of address shall be notified in writing between the parties.

Nineteen. Assignment. The rights and obligations derived from this Agreement may not be assigned or transferred to any third party. Only in case of death of any of the Trustors-Trustees shall the exercise of the rights and performance of the corresponding obligations be recognized for the Beneficiaries designated pursuant to Clause Eight.

Twenty. Appendices and Titles. All documents attached to this Agreement or to which reference is made, form an integral part hereof as if actually inserted herein. The titles and headings of the Clauses of this Agreement shall be used only for reference and shall not affect the interpretation of this Agreement.

Twenty-One. Applicable Law and Competent Courts. For all matters related to the interpretation and performance of this Agreement, the parties expressly and irrevocably agree to abide by the applicable laws of Mexico, and to the jurisdiction of the competent courts of Monterrey, Nuevo Leon, expressly and irrevocably waiving any other venue which may pertain to them by reason of their respective domiciles, present or future, or for any other reason.

Twenty-Two. Fax communications. The Trustee is authorized to take actions or steps, instructed by the Technical Committee, through communications transmitted by fax, provided that the authenticity of such communications is verified. Notwithstanding the aforesaid, the parties acknowledge that the Trustee has certain internal policies with respect to the use of manual procedures for receiving and processing instructions transmitted by fax or other manual methods. As a result, the person designated by the Technical Committee to that end shall sign with the Trustee the document where such policies are contained, simultaneously with the signing of this Agreement.

Twenty-Three. Terms and Conditions of the Trustee Service. In order to induce the Trustee to enter into this Agreement, the Trustors-Trustees agree the following with the Trustee:

(a) the Trustee does not form part of the Technical Committee, wherefore it shall only be obligated to act pursuant to the instructions received in writing from the Technical Committee, and it shall not have any obligation whatsoever to determine the authenticity of the content or signature on any of such instructions. The Trustors-Trustees acknowledge that the Trustee has certain internal policies regarding the use of manual procedures to receive and process instructions transmitted by fax or other manual means. As a result, the Trustors-Trustees, and the full and alternate members of the Technical Committee subject and bind themselves under the terms of the document containing such policies, which they have entered into with the Trustee prior to signing this Agreement;

(b) the Trustee shall not be obligated to exercise a greater degree of care in conserving the Trustee Assets than that degree of care it uses for its own property. The Trustee shall not be obligated to invest the amounts that are deposited in the Trust Account except as stipulated in Clause Six of this Agreement;

(c) the Trustee is expressly and irrevocably authorized, upon prior notification to the Technical Committee, to use the amounts deposited in the Trust Account, to pay any costs, fees, commissions and other expenses directly or indirectly derived from this Agreement, subject to the terms and conditions established in the clauses of this Agreement;

(d) this Agreement expressly establishes all the Trustee's obligations. The Trustee does not assume any implicit obligation whatsoever under this Agreement, nor obligations derived directly or indirectly from agreements or contracts of the Trustors-Trustees among themselves or with any third party;

(e) the Trustors-Trustees jointly and severally undertake to indemnify and hold harmless the Trustee, its subsidiaries, affiliated and related parties, and their respective directors, officers, employees, mandataries and agents, from any loss, liability, claim, action, damage or expense, including attorneys' fees and expenses, which derive or may derive from this Agreement; however, the Trustee shall be obligated to indemnify the Trustors-

         Trustees for acts of bad faith or actions beyond the authorities that pertain to it for the performance of the trust, in accordance with the trust contract, the law or the instructions given by the Technical Committee, which it makes to the detriment of the Trustors-Trustees;

(f) the Trustors-Trustees shall be jointly and severally liable without limitation for any tax, fee, contribution or tax liability of any nature derived or which may derive from or in relation to this Agreement and the Trust's Assets, and undertake jointly and severally, without limitation, to indemnify and hold the Trustee harmless for any payments which the Trustee is obligated to make in virtue of such taxes. The obligations of the Trustors-Trustees stipulated in this paragraph and the preceding paragraph shall continue in full force and effect even after the termination date of this Agreement or the resignation of the Trustee; but in any case, for a maximum period of 3 (three) years calculated from the termination date of this Agreement;

(g) the Trustee unequivocally informed the parties appearing in this Agreement of the legal scope and consequences of the provisions of the first three paragraphs of paragraph (b) of Section XIX of Article 106 (one hundred six) of the Credit Institutions Act, which literally state:

         "Art. 106. Credit institutions shall be prohibited from:

         XIX. In the performance of the transactions cited in Section XV of
         Article 46 of this Act:

         (b) Be liable to the trustors, constituents or principals, for default by debtor of the loans granted, or of issuers, for securities acquired, except if through their culpability, as stipulated in the last part of
         Article 356 of the General Credit Instruments and Transactions Act, or to guarantee receipt of income from funds whose investment is entrusted to them.

         If at the end of the trust, mandate or commission constituted for the granting of loans, they have not been paid by their debtors, the institution shall transfer them to the trustor or trustees, as the case may be, or to the principal or constituent, refraining from paying the amount thereof.

         Any agreement contrary to the stipulations of the preceding two paragraphs, shall not have any legal effect whatsoever.

         The preceding paragraphs of this section shall be prominently inserted in trust, mandate or commission agreements, in addition to a statement from the Trustee to the effect that it unequivocally informed the persons from whom it has received assets for investment of the content thereof."

         In accordance with amendments to the General Credit Instruments and Transactions Act published in the Official Bulletin of May 23, 2000, and considering that currently paragraph b, of Section XIX of Article 106 to which this clause refers has not been adjusted to those amendments, for all applicable legal effects, the mention made to Article 356 of the General Credit Instruments and Transactions Act shall be deemed as referring to Article 391 of such law.

(h) the Trustee shall not be liable in any case for the validity, value or enforceability of the Option Agreement, the Purchase Rights, the Acquired CPO's or any other instrument or right related directly or indirectly to this Agreement;

(i) the Trustors-Trustees agree and acknowledge that the Trustee shall have no liability (i) if the Trust's Assets or any part thereof is expropriated, nationalized or confiscated; (ii) for a breach of its obligations under this Agreement for causes or circumstances beyond its control; or (iii) for the legal capacity of the other parties to this Agreement to acquire and maintain ownership of the Trust's Assets;

(j) the Trustee shall not provide, nor shall it be responsible for providing, any advice to the Trustors-Trustees with respect to the appropriateness or inappropriateness of investing, selling, holding or taking or not taking any action or decision with respect to the Option Agreement, the Purchase Rights or any other instrument or right directly or indirectly related to this Agreement;

(k) the Trustee (and any other trustee replacing it) may resign its position of Trustee at any time through (i) written notification to the Technical Committee, and (ii) delivery of the Trust's Assets under the terms indicated by the Technical Committee in writing. If the Technical Committee does not present written instructions to the Trustee to that end within the 60 (sixty) calendar days after the date on which the Trustee resigns, the Trustee shall give the Trust's Assets to any competent authority without any liability whatsoever, and the Trustee shall be released from any and all of its obligations derived from this Agreement.

(l) in case of any dispute between the Trustors-Trustees and/or the Technical Committee which results or may result in claims or demands in relation to this Agreement, the Trustee shall be authorized (i) to withhold the Trust's Assets until it receives a final and definitive judgment from a competent court ordering delivery of the Trust's Assets; or a written agreement entered into by all the Trustors-Trustees instructing the Trustee to distribute the Trust's Assets; or (ii) give the Trust's Assets to any competent authority without any liability whatsoever. In any case, the Trustee shall be released from each and every one of its obligations derived from this Agreement;

(m) the Trustors-Trustees acknowledge that the Trustee forms part of the Banamex Financial Group, an integral part of the group internationally known as "Citicorp," and therefore is subject to the internal policies and rules of Citicorp and its subsidiary Citibank, N.A., regarding the administration and performance of trust services (the "Internal Policies"), wherefore if any instruction from any of the parties or any other act which the Trustee must perform pursuant to this Agreement contradicts the Internal

         Policies which are in effect on that date, the Trustee shall immediately inform the parties of such circumstance to agree as appropriate, so as to prevent the Trustee from committing a violation of its Internal Policies.

(n) the Trustors-Trustees and the members of the Technical Committee undertake not to use in any manner the name or logotype of the Trustee or any of its subsidiaries or related companies, without prior written consent from the Trustee.

IN WITNESS WHEREOF, having read this Agreement and aware of its legal content and scope, the parties sign it in agreement on February 27, 2003.

                                Trustor-Trustee:

                                   [signature]
                     Mr. Rodrigo Trevino Muguerza, Engineer

                                    Trustee:
                         Banco Nacional de Mexico, S.A.
                             Banamex Financial Group
                                 Trust Division


                                   [signature]
                   Lic. Maria de los Angeles Montemayor Garza
                                  Trust Officer


                                   [signature]
                          Lic. Elva Nelly Wing Trevino
                                  Special Agent

                                                                   Appendix "A"

                           GENERAL IDENTIFICATION DATA

NAME:                      MR. RODRIGO TREVINO MUGUERZA
R.F.C.:                    TEMR-560930-AY0
IFE FOLIO No.:             35233801
NATIONALITY:               MEXICAN
MARITAL STATUS:            MARRIED
OCCUPATION:                PROFESSIONAL
NATIVE OF:                 MONTERREY, NUEVO LEON
ADDRESS:                   AVE. CONSTITUCION No. 444 PTE.
                           MONTERREY, NUEVO LEON
                           C.P. 64000

                                                                    Appendix "B"
                                                                Option Agreement

                                                                    Appendix "C"
                                                             Letter of Adherence

Banco Nacional de Mexico, S.A.
Regional Fiduciario Norte
Calzada del Valle No. 350 Ote.
Col. del Valle C.P. 66220
San Pedro Garza Garcia, Nuevo Leon

Ref:     Closed Investment Trust
         No. 111174-2

For the attention of: Lic. Nelly Wing

         I, (Enter the name of the Affiliated Trustor), for my own rights, hereby declare my agreement to adhere to Closed Investment Trust No. 111174-2 as a Trustor-Trustee and confirm that I understand its terms and conditions. As such, I acquire all the corresponding rights and obligations without any reserves or limits whatsoever.

By virtue of the above, in this act I deposit the sum of USD ____________ as my Initial Contribution to the aforementioned Trust Agreement.
(________________________________ US dollars and 00/100) by means of the transfer that I am making to the Trust Account.

The above is in accordance with the terms and conditions stipulated in Clause Two and Clause Three of the said Trust Agreement.

This instruction is legally binding and shall be effective as of receipt of this fax, and I undertake to deliver the original document as soon as possible.

Location and date

______________________________________________
(Name and signature of the Affiliated Trustor)

                                                                    Appendix "D"
                           Instruction for the Execution of the Option Agreement

Banco Nacional de Mexico, S.A.
Regional Fiduciario Norte
Calzada del Valle No. 350 Ote.
Col. del Valle C.P. 66220
San Pedro Garza Garcia, Nuevo Leon

Ref:     Closed Investment Trust
         No. 111174-2

For the attention of: Lic. Nelly Wing

Dear Sirs,

This Instruction for the Execution of the Option Agreement is presented as stipulated in Subsection (a)2 of Clause Four of the Closed Investment Trust Agreement concluded on February 27, 2003 (hereinafter the "Agreement") by Mr. Rodrigo Trevino Muguerza, Engineer, in his capacity as Trustor-Trustee (as defined in the Agreement) and Banco Nacional de Mexico, S.A., Banamex Financial Group, Trust Division, in its capacity as Trustee (hereinafter the "Trustee"). Any terms with the first letter in upper case in this document not expressly defined herein, shall be used as defined in the Agreement.

By means of this document and as stipulated in subsection (a)2 of Clause Four of the Agreement, the Technical Committee hereby authorizes and instructs this institution, acting exclusively in its capacity as Trustee pursuant to the Agreement, to exercise the Option Agreement with CENTRO DISTRIBUIDOR DE CEMENTO S.A. DE C.V. "CEDICE" under the terms and conditions set forth in the definitive version of the Option Agreement appended to the present document in Appendix "1".

The Technical Committee hereby certifies under oath that the present Instruction for the Execution of the Option Agreement is upheld in the Unanimous Resolutions of the Technical Committee dated ______________________ 2003. A signed copy of the minutes in which the aforementioned agreements are reported, duly signed by the members of the Technical Committee who attended said meeting, is appended to this document in Appendix "2".

The Technical Committee

By: _______________________                          By: _______________________
Name: Mr. Rodrigo Trevino, Engineer                  Name:
Function: Chairman of the Technical Committee        Function: Alternate Member

                                                                    Appendix "E"
                               Instruction for Amendment of the Option Agreement

(Date)

Banco Nacional de Mexico, S.A.
Regional Fiduciario Norte
Calzada del Valle No. 350 Ote.
Col. del Valle C.P. 66220
San Pedro Garza Garcia, Nuevo Leon

Ref:   Closed Investment Trust
       No. 111174-2

For the attention of: Lic. Nelly Wing

Dear Sirs,

This Instruction for the Amendment of the Option Agreement is presented as stipulated in subsection (a)2 of Clause Four of the Closed Investment Trust Agreement concluded on February 27, 2003 (hereinafter the "Agreement") by Mr. Rodrigo Trevino Muguerza, Engineer, in his capacity as Trustor-Trustee (as defined in the Agreement) and Banco Nacional de Mexico, S.A., Banamex Financial Group, Trust Division, in its capacity as Trustee (hereinafter the "Trustee"). Any terms with the first letter in upper case in this document not expressly defined herein, shall be used as defined in the Agreement.

By means of this document and as stipulated in aubsection (a)2 of Clause Four of the Agreement, the Technical Committee hereby authorizes and instructs this institution, acting exclusively in its capacity as Trustee pursuant to the Agreement, to execute the Option Agreement with CENTRO DISTRIBUIDOR DE CEMENTO S.A. DE C.V. "CEDICE" under the terms and conditions set forth in the definitive version of the Option Agreement appended to the present document in Appendix "1".

The Technical Committee hereby certifies under oath that the present Instruction for the Execution of the Option Agreement is upheld in the Unanimous Resolutions of the Technical Committee dated ______________________ 2003. A signed copy of the minutes in which the aforementioned agreements are reported, duly signed by the members of the Technical Committee who attended said meeting, is appended to the present document in Appendix "2".

The Technical Committee
By: _______________________                                   By: _______________________
Name: Mr. Rodrigo Trevino, Engineer                           Name:
Function: Chairman of the Technical Committee                 Function: Alternate Member

                                                                    Appendix "F"
                                                         Instruction for Payment

(Date)

Banco Nacional de Mexico, S.A.
Regional Fiduciario Norte
Calzada del Valle No. 350 Ote.
Col. del Valle C.P. 66220
San Pedro Garza Garcia, Nuevo Leon

Ref:   Closed Investment Trust
       No. 111174-2

For the attention of: Lic. Nelly Wing

Dear Sirs,

This Instruction for Payment is presented as stipulated in Subsection (a)3 of Clause Four of the Closed Investment Trust Agreement concluded on February 27, 2003 (hereinafter the "Agreement") by Mr. Rodrigo Trevino Muguerza, Engineer, in his capacity as Trustor-Trustee (as defined in the Agreement) and Banco Nacional de Mexico, S.A., Banamex Financial Group, Trust Division, in its capacity as Trustee (hereinafter the "Trustee"). Any terms with the first letter in upper case in this document not expressly defined herein, shall be used as defined in the Agreement.

By means of this document and as stipulated in Subsection (a)2 of Clause Four of the Agreement, the Technical Committee hereby authorizes and instructs this institution, acting exclusively in its capacity as Trustee pursuant to the Agreement, to pay the Premium, i.e. the sum of [______(____________Pesos)] to CEDICE for the acquisition of the Optional Securities Acquired under the terms set forth in the Issue Notice, subject to the provision of the said quantity of the Initial Contributions deposited in the Trust Account.

The Technical Committee hereby certifies under oath that the present Instruction for Payment is upheld in the Unanimous Resolutions of the Technical Committee dated ___________________________. A signed copy of the minutes in which the aforementioned Unanimous Resolutions are reported, duly signed by all regular members of the Technical Committee, is appended to the present document in Appendix 1.

The Technical Committee

By:            _______________________
Name:          Mr. Rodrigo Trevino Muguerza, Engineer
Function:      Chairman of the Technical Committee

                                                                    Appendix "G"
                        Instruction for the Execution of the Brokerage Agreement

(Date)

Banco Nacional de Mexico, S.A.
Regional Fiduciario Norte
Calzada del Valle No. 350 Ote.
Col. del Valle C.P. 66220
San Pedro Garza Garcia, Nuevo Leon

Ref:   Closed Investment Trust
       No. 111174-2

For the attention of: Lic. Nelly Wing

Dear Sirs,

This Instruction for the Execution of the Brokerage Agreement is presented as stipulated in Subsection (a)6 of Clause Four of the Closed Investment Trust Agreement concluded on February 27, 2003 (hereinafter the "Agreement") by Mr. Rodrigo Trevino Muguerza, Engineer, in his capacity as Trustor-Trustee (as defined in the Agreement) and Banco Nacional de Mexico, S.A., Banamex Financial Group, Trust Division, in its capacity as Trustee (hereinafter the "Trustee"). Any terms with the first letter in upper case in this document not expressly defined herein, shall be used as defined in the Agreement.

By means of this document and as stipulated in Subsection (a)6 of Clause Four of the Agreement, the Technical Committee hereby authorizes and instructs this institution, acting exclusively in its capacity as Trustee pursuant to the Agreement, to execute the Brokerage Agreement with the Market Intermediary (Name of the Intermediary), under the terms and conditions set forth in the definitive version of the Brokerage Agreement appended to the present document in Appendix 1.

The Technical Committee hereby certifies under oath that the present Instruction for the Execution of the Brokerage Agreement is upheld in the agreements adopted at the Technical Committee meeting dated ___________________________. A signed copy of the minutes in which the aforementioned agreements are reported, duly signed by all regular members of the Technical Committee, is appended to the present document in Appendix 2.

The Technical Committee

By:            _______________________
Name:          Mr. Rodrigo Trevino Muguerza, Engineer
Function:      Chairman of the Technical Committee

                                                                    Appendix "H"
                                                         Settlement Notification

(Date)

Banco Nacional de Mexico, S.A.
Regional Fiduciario Norte
Calzada del Valle No. 350 Ote.
Col. del Valle C.P. 66220
San Pedro Garza Garcia, Nuevo Leon

Ref:   Closed Investment Trust
       No. 111174-2

For the attention of: Lic. Nelly Wing

Dear Sirs,

This Settlement Notification is presented as stipulated in Clause Six of the Closed Investment Trust Agreement concluded on February 27, 2003 (hereinafter the "Agreement") by Mr. Rodrigo Trevino Muguerza, Engineer, in his capacity as Trustor-Trustee (as defined in the Agreement) and Banco Nacional de Mexico, S.A., Banamex Financial Group, Trust Division, in its capacity as Trustee (hereinafter the "Trustee"). Any terms with the first letter in upper case in this document not expressly defined herein, shall be used as defined in the Agreement.

By means of this document and as stipulated in Clause Six of the Agreement, the Technical Committee hereby instructs this institution, acting exclusively in its capacity as Trustee pursuant to the Agreement, to return and/or distribute the Trust's Assets in favor of the Trustor-Trustee and/or the Affiliated Trustors-Trustees, as set forth in the terms and proportions indicated in the document appended to the present document in Appendix 1, and pursuant to the Agreement.

The Technical Committee hereby certifies under oath that (i) each and every one of the conditions required for the completion of the Agreement, as set forth in Clause Five therein, has been totally met and fulfilled and (ii) the present Liquidation Notification is upheld in the Unanimous Resolutions of the Technical Committee dated ___________________________. A signed copy of the minutes in which the aforementioned Unanimous Resolutions are reported, duly signed by all regular members of the Technical Committee, is appended to the present document in Appendix 2.

The Technical Committee

By:            _______________________
Name:          Mr. Rodrigo Trevino Muguerza, Engineer
Function:      Chairman of the Technical Committee

                                                                    Appendix "I"
                                                           List of Beneficiaries

List of Beneficiaries drawn up on _______________ 2003 by the Technical Committee of the trust set up pursuant to the Closed Investment Trust Agreement concluded on February 27, 2003 (hereinafter the "Agreement") by the individuals identified as Trustors-Trustees (as defined in the Agreement) and by Banco Nacional de Mexico, S.A., Banamex Financial Group, Trust Division, in its capacity as Trustee (hereinafter the "Trustee").

-----------------------------------------------------------------------------------

   Name of Trustor        Name of           Domicile, Phone and       Percentage
                      Beneficiary(ies)             Fax
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

                                                                    Appendix "J"
                                                      Instruction for Investment

Mexico, D.F., _______________________2003

BANCO NACIONAL DE MEXICO, S.A.
Member of the Banamex Financial Group
Trust Division
Bosque de Duraznos 75 - P.H.
Colonia Bosques de las Lomas
C.P. 11700, Mexico D.F.

Ref:   Permanent Investment Instruction

Dear Sirs,

By means of this document and with reference to the Trust Agreement number 111174-2 dated February 27, 2003 (hereinafter the "Trust"), concluded with Banco Nacional de Mexico, S.A., Member of the Banamex Financial Group, Trust Division (hereinafter "Banamex"), we hereby provide Banamex with permanent authorization, until such time as there are instructions to the contrary, when it does not receive express written instructions to invest the liquid resources contained in the fiduciary assets in terms of the Trust, to invest such resources in any of the securities identified hereafter, on the understanding that (i) the maximum timeframe for investments shall be seven days, (ii) the investments shall be made in the currency in which the liquid resources are denominated, (iii) in all the cases in which Banamex conducts transactions for investments we accept that it shall use as counterpart the cash assets of Banco Nacional de Mexico, S.A., Member of the Banamex Financial Group (hereinafter the "Bank"), and (iv) Banamex shall carry out the investments based on the securities and rates that are available on the market at the time of the investment, in accordance with the timeframes and amounts applicable and in accordance with the following order:

Mexican Pesos

1) Liabilities covered by the bank
2) Bank debt instruments (direct or in a repurchase agreement)
3) Securities covered by the Federal Government (direct or in a repurchase agreement)

US Dollars
1) Liabilities covered by Banamex, Citigroup Inc. or any other of its subsidiaries, denominated in US dollars.

Regards,

The Technical Committee

By:            _______________________
Name:          Mr. Rodrigo Trevino Muguerza, Engineer
Function:      Chairman of the Technical Committee

                                                                    Appendix "K"
                                                            Exercise Instruction

(Date)

Banco Nacional de Mexico, S.A.
Regional Fiduciario Norte
Calzada del Valle No. 350 Ote.
Col. del Valle C.P. 66220
San Pedro Garza Garcia, Nuevo Leon

Ref:   Closed Investment Trust
       No. 111174-2

For the attention of: Lic. Nelly Wing

Dear Sirs,

This Exercise Instruction is presented as stipulated in Subsection (b)6 of Clause Eight of the Closed Investment Trust Agreement concluded on February 27, 2003 (hereinafter the "Agreement") by Mr. Rodrigo Trevino Muguerza, Engineer, in his capacity as Trustor-Trustee (as defined in the Agreement) and Banco Nacional de Mexico, S.A., Banamex Financial Group, Trust Division, in its capacity as Trustee (hereinafter the "Trustee"). Any terms with the first letter in upper case in this document not expressly defined herein, shall be used as defined in the Agreement.

By means of this document, the Technical Committee hereby informs this institution that, in its capacity as Trustee pursuant to the Agreement, it has received [______] ([____________]) Exercise Notifications as set forth in Subsection (a) of Clause Eleven of the Agreement.

By virtue of the above and as stipulated in Subsection (c) of Clause Eleven of the Agreement, the Technical Committee hereby irrevocably instructs this institution, in its capacity as Trustee pursuant to the Agreement, (i) to exercise the Purchase Rights corresponding to CEDICE to acquire a total of [_____] ([__________]) CPOs ("CPOs Acquired"), (ii) to receive the CPOs Acquired in the Securities Account by means of the deposit made directly by CEDICE in the Securities Account, (iii) to proceed as indicated in each Instruction for the Delivery of CPOs and Instruction for the Sale of CPOs, as relevant, contained in the Exercise Notifications appended to the present document in Appendix 1.

By means of this document, the Technical Committee expressly and irrevocably instructs the Trustee to transfer the Relevant CPOs Acquired or income from the sale of such CPOs, as relevant, in the proportions and in the account(s) indicated in the document appended to the present document in Appendix 2.

The Technical Committee hereby agrees that the Trustee shall be obliged to exercise the Purchase Rights stipulated in this document, pursuant to the terms and conditions contained herein and set forth in the Option Agreement, however, on the understanding that the Trustee alone shall be obliged to fulfill the Exercise Instructions that contain an Instruction for the Delivery of CPOs, to the extent that the respective Trustor-Trustee deposits the Additional Contributions required in the Trust Account in order to cover the corresponding Exercise Price, as well as any expenses, commissions and other costs incurred in connection with the purchase and the deposit of the CPOs Acquired, in the form and within the timeframe set forth in Subsection (b) of Clause Eleven of the Agreement.

The Technical Committee hereby certifies under oath that the present Exercise Instruction (i) is presented in the form and within the timeframe set forth in Clause Eleven of the Agreement, and (ii) is upheld in the Unanimous Resolutions of the Technical Committee dated ___________________________. A signed copy of the minutes in which the aforementioned Unanimous Resolutions are reported, duly signed by the members of the Technical Committee who attended the said meeting, is appended to the present document in Appendix 3.

The Technical Committee
By: _______________________                                   By: _______________________
Name: Mr. Rodrigo Trevino, Engineer                           Name:
Function: Chairman of the Technical Committee                 Function: Alternate Member


By:            _______________________
Name:
Function:

                                                                    Appendix "L"
                                                             Technical Committee

The following list contains the personal details and sample signatures for each of the regular and alternate members of the Technical Committee, as well as the registered address for receiving written or oral notifications in relation to the Closed Investment Trust Agreement concluded on February 27, 2003 (hereinafter the "Agreement"), by the individuals identified as Trustors-Trustees (as defined in the Agreement), and Banco Nacional de Mexico, S.A., Banamex Financial Group, Trust Division, in its capacity as Trustee (hereinafter the "Trustee").

--------------------------------------------------------------------------------
            Regular Members                  Function             Signature
--------------------------------------------------------------------------------
   Mr. Rodrigo Trevino Muguerza,            Chairman
              Engineer
--------------------------------------------------------------------------------
                                           Secretary
--------------------------------------------------------------------------------
                                              Member
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
          Alternate Members                          Signature
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The registered address for the Technical Committee for receiving any written or oral notifications in relation to the Agreement is as follows:

Av. Constitucion No. 444 Pte.
Centro Monterrey, Nuevo Leon
Phone: (81) 8328-3477
Fax:   (81) 8328-7163

The present document is signed today February 27, 2003 in accordance with Subsection (c) of Clause Eight of the Agreement.

Regards,

The Technical Committee

By:               __________________________
Name:             Mr. Rodrigo Trevino Muguerza, Engineer
Function:         Chairman of the Technical Committee

                                                                    Appendix "M"
                                                           Exercise Notification

____________. [DATE]

Technical Committee
Av. Constitucion # 444 Pte.
Centro de la Cuidad
64000 Monterrey, N.L.

For the attention of: Mr. Rodrigo Trevino M., Engineer


Dear Sirs,

The present Exercise Notification is presented as stipulated in Subsection (a) of Clause Eleven of the Closed Investment Trust Agreement concluded on February 27, 2003 (hereinafter the "Agreement"), by Mr. Rodrigo Trevino Muguerza, Engineer, in his capacity as Trustor-Trustee (as defined in the Agreement) and Banco Nacional de Mexico, S.A., Banamex Financial Group, Trust Division, in its capacity as Trustee (hereinafter the "Trustee"). Any terms with the first letter in upper case in this document not expressly defined herein, shall be used as defined in the Agreement.

By means of this document and as stipulated in Subsection (a) of Clause Eleven of the Agreement, I the undersigned, in my capacity as Trustor-Trustee pursuant to the Agreement, irrevocably instruct the Technical Committee to present the Trustee with an Exercise Instruction (i) to exercise the Purchase Rights corresponding to CEDICE to acquire a total of [___] ([_______]) CPOs ("CPOs Acquired"), (ii) to receive the CPOs Acquired in the Securities Account by means of the deposit made directly by CEDICE in the Securities Account, (iii) and to proceed as indicated in the [Instruction for the Delivery of CPOs] or the [Instruction for the Sale of CPOs], appended to the present document in Appendix 1.

I the undersigned hereby certify under oath that the present Exercise Notification is presented in the form and within the timeframe set forth in Clause Eleven of the Agreement.

The Trustor-Trustee

By:               __________________________
Name:             __________________________

                                       Appendix "1" to the Exercise Notification
                                                Instruction for the Sale of CPOs

[DATE]

Technical Committee
Av. Constitucion # 444 Pte.
Centro de la Cuidad
64000 Monterrey, N.L.

For the attention of: Mr. Rodrigo Trevino M., Engineer


Dear Sirs,

The present Instruction for the Sale of CPOs given in Appendix 1 to the Exercise Notification issued by the undersigned on this same date, is presented as stipulated in Subsection (a)1 of Clause Eleven of the Agreement.

In accordance with the terms and conditions set forth in the Exercise Notification, by virtue of which this Instruction for the Delivery of CPOs instructions is appended, I the undersigned, in my capacity as Trustor-Trustee pursuant to the Agreement:

(A) hereby undertake to deposit the sum of USD [_________].00 ([___________ ] Dollars 00/100) in the Trust Account, as an additional Contribution for the payment of the Exercise Price, corresponding to the CPOs Acquired, and to cover any expenses, commissions and other costs incurred in connection with the purchase and the deposit of the CPOs Acquired.

(B) irrevocably instruct the Technical Committee so that it may in turn instruct the Trustee, through the respective Exercise Instruction, so that the Trustee, subject to the terms and conditions set forth in Subsection (C) below, shall transfer the aforementioned Acquired CPOs to the following account [include the Trustor-Trustee account data]; and

(C) understand and agree with the fact that the Trustee shall be obliged to exercise the Purchase Rights stipulated in the appended Exercise Notification and in this document, only insofar as I the undersigned, in my aforementioned capacity, deposit Additional Contributions in the Trust Account as described in Subsection (A) above, and in accordance with the form and within the timeframe set forth in Subsection (b) of Clause Eleven of the Agreement.

The Trustor-Trustee

By:               __________________________
Name:             __________________________

                                       Appendix "1" to the Exercise Notification
                                                Instruction for the Sale of CPOs

[DATE]

Technical Committee
Av. Constitucion # 444 Pte.
Centro de la Cuidad
64000 Monterrey, N.L.

For the attention of: Mr. Rodrigo Trevino M., Engineer


Dear Sirs,

The present Instruction for the Sale of CPOs given in Appendix 1 to the Exercise Notification issued by the undersigned on this same date, is presented as stipulated in Paragraph (a)2 of Clause Eleven of the Agreement.

In accordance with the terms and conditions set forth in the Exercise Notification, by virtue of which this Instruction for the Delivery of CPOs instructions is appended, I the undersigned, in my capacity as Trustor-Trustee pursuant to the Agreement:

(A) irrevocably instruct the Technical Committee so that it may in turn instruct the Trustee, through the respective Exercise Instruction, (i) to sell the CPOs acquired, and (ii) to allocate income from the sale of such Acquired CPOs in the following order: first, to pay CEDICE the corresponding Exercise Price; second, to cover any expenses, commissions and other costs incurred in connection with the purchase and the deposit of the CPOs Acquired; and to deposit any surplus, where relevant, in pesos (national currency) in the account of the undersigned as indicated hereafter [include the Trustor-Trustee account data];

The Trustor-Trustee

By:               __________________________
Name:             __________________________